Exhibit 99.1

EVALUATION OF THE INTERESTS OF

HEAVY EARTH RESOURCES, INC.’s

PROSPECTIVE RESOURCES (PROSPECTS)

IN THE MORICHITO BLOCK IN THE

EASTERN LLANOS BASIN, COLOMBIA

Prospective resources are those quantities of oil and gas estimated on a given date to be potentially recoverable from undiscovered accumulations.  If discovered, they would be technically and economically viable to recover; and there is no certainty that the prospective resource will be discovered.  If discovered, there is no certainty that any discovery will be technically or economically viable to produce.

(Constant Prices and Costs)

Prepared For

Heavy Earth Resources, Inc.

By

Petrotech Engineering Ltd.

Effective Date

August 31, 2012

Table of Contents

Letter of Transmittal
Table 1 – Summary of Unrisked Prospective Resources and Net Present Values of the Morichito Block in the Eastern Llanos Basin
Definition of Resources
Constant Oil Prices
ANH Royalty Rates for Colombia
Additional Fiscal Terms in the ANH Exploration and Production Contracts
Certificate of Qualification

I	Geology of the Eastern Llanos Basin and Regional Geology in the Morichito Block
II	Evaluation of the Morichito 5 Prospect in the Morichito Block
III            Evaluation of the Morichito 5B ST Prospect in the Morichito Block
IV	Evaluation of the Morichito Norte 1 Prospect in the Morichito Block
V             Evaluation of the Morichito 8 Prospect in the Morichito Block
VI	Evaluation of the Morichito Norte 2 Prospect in the Morichito Block
VII           Evaluation of the Bototo Prospect in the Morichito Block

Figures                                           Description

I-1           Three Tectonic Domains in Colombia
I-2           Stratigraphic Chart of the Eastern Llanos Basin
I-3           Location of the Morichito Block in the Eastern Llanos Basin
I-4           2-D and 3-D Seismic Surveys in and near the Morichito Block
I-5           Prospectivity Map showing the Four Newly-Identified Prospects in the Morichito Block
II-1          Structural Top of C7 Formation in the Morichito 5 Prospect
II-2          Structural Top of Mirador Formation in the Morichito 5 Prospect
II-3          Seismic Lines over the Structure in the Morichito 5 Prospect
III-1         Top of the Ubaque Structure showing the Morichito 5 and 5B Wells
III-2         Seismic Line M 5B to Re-Drill
III-3         Depth Seismic Line M5B to Re-Drill
III-4         Lower Gachetá and Upper Ubaque showing the Closure Area of 536 acres
IV-1         Structural Top of Ubaque Formation in the Morichito Norte 1 Prospect
IV-2         Structural Top of Gachetá Formation in the Morichito Norte 1 Prospect
IV-3         Structural Top of Mirador Formation in the Morichito Norte 1 Prospect
IV-4         Structural Top of C7 Formation in the Morichito Norte 1 Prospect
IV-5         Structural Top of C5 Formation in the Morichito Norte 1 Prospect
IV-6         Structural Top of C3 Formation in the Morichito Norte 1 Prospect
IV-7         Crossline 1079 showing the Potential Formations in the Morichito Norte 1 Prospect
IV-8         Inline 1557 showing the Potential Formations in the Morichito Norte 1 Prospect
V-1           Structural Top of Ubaque Formation in the Morichito 8 Prospect
V-2           Structural Top of Gachetá Formation in the Morichito 8 Prospect
V-3           Structural Top of Mirador Formation in the Morichito 8 Prospect
V-4           Structural Top of C7 Formation in the Morichito 8 Prospect
V-5           Structural Top of C5 Formation in the Morichito 8 Prospect

V-6           Structural Top of C3 Formation in the Morichito 8 Prospect
V-7           Crossline 1065 showing the Potential Formations in the Morichito 8 Prospect
V-8           Inline 1188 showing the Potential Formations in the Morichito 8 Prospect
VI-1          Structural Top of Ubaque Formation in the Morichito Norte 2 Prospect
VI-2          Structural Top of Gachetá Formation in the Morichito Norte 2 Prospect
VI-3          Structural Top of C7 Formation in the Morichito Norte 2 Prospect
VI-4          Structural Top of C4 (C5, C3) Formation in the Morichito Norte 2 Prospect
VI-5          Crossline 1193 showing the Potential Formations in the Morichito Norte 2 Prospect
VI-6	Inline 1515 showing the Potential Formations in the Morichito Norte 2 Prospect
VII-1        Structural Top of Ubaque Formation in the Bototo 1 Prospect
VII-2        Structural Top of Gachetá Formation in the Bototo 1 Prospect
VII-3        Structural Top of C7 Formation in the Bototo 1 Prospect
VII-4        Structural Top of C3 Formation in the Bototo 1 Prospect
VII-5        Crossline 1064 showing the Potential Formations in the Bototo 1 Prospect
VII-6        Arbitrary Line showing the Potential Formations in the Bototo 1 Prospect

Tables                                                      Description

II-1          Summary of Prospective Resources and Net Present Values of the Morichito 5 Prospect
II-2          Prospective Resources and Net Present Values of the Morichito 5 Prospect Low Estimate
II-3          Prospective Resources and Net Present Values of the Morichito 5 Prospect Best Estimate
II-4          Prospective Resources and Net Present Values of the Morichito 5 Prospect High Estimate
II-5	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the Mirador Formation Low Estimate
II-6	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the Mirador Formation Best Estimate
II-7	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the Mirador Formation High Estimate
II-8	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the C7 Formation Low Estimate
II-9	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the C7 Formation Best Estimate
II-10	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 3 Well in the C7 Formation High Estimate
II-11	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 6 Well in the C7 Formation Best Estimate
II-12	Prospective Resources and Net Present Values of the Morichito 5 Prospect off the Morichito 6 Well in the C7 Formation High Estimate
III-1	Summary of Prospective Resources and Net Present Values of the Morichito 5B ST Prospect
III-2	Summary of Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque and Gachetá Formations Best Estimate
III-3	Summary of Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque and Gachetá Formations High Estimate

III-4	Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque Formation Best Estimate
III-5	Prospective Resources and Net Present Values of the Morichito 5B ST in the Gachetá Formations Best Estimate
III-6	Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque Formation High Estimate
III-7	Prospective Resources and Net Present Values of the Morichito 5B ST in the Gachetá Formations High Estimate
IV-1	Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect
IV-2	Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque, Gachetá, and Mirador Formations Best Estimate
IV-3	Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque, Gachetá, and Mirador Formations High Estimate
IV-4	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8, C7, C5 and C3 Formations Best Estimate
IV-5	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8, C7, C5 and C3 Formations High Estimate
IV-6	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque Formation Best Estimate
IV-7	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque Formation High Estimate
IV-8	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Gachetá Formation Best Estimate
IV-9	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Gachetá Formation High Estimate
IV-10	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Mirador Formation Best Estimate
IV-11	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Mirador Formation High Estimate
IV-12	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8 Formation Best Estimate
IV-13	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8 Formation High Estimate
IV-14	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C7 Formation Best Estimate
IV-15	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C7 Formation High Estimate
IV-16	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C5 Formation Best Estimate
IV-17	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C5 Formation High Estimate
IV-18	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C3 Formation Best Estimate
IV-19	Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C3 Formation High Estimate

V-1          Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect
V-2	Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque, Gachetá, and Mirador Formations Best Estimate
V-3	Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque, Gachetá, and Mirador Formations High Estimate
V-4	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8, C7, C5 and C3 Formations Best Estimate
V-5	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8, C7, C5 and C3 Formations High Estimate
V-6	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque Formation Best Estimate
V-7	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque Formation High Estimate
V-8	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Gachetá Formation Best Estimate
V-9	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Gachetá Formation High Estimate
V-10	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Mirador Formation Best Estimate
V-11	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Mirador Formation High Estimate
V-12	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8 Formation Best Estimate
V-13	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8 Formation High Estimate
V-14	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C7 Formation Best Estimate
V-15	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C7 Formation High Estimate
V-16	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C5 Formation Best Estimate
V-17	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C5 Formation High Estimate
V-18	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C3 Formation Best Estimate
V-19	Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C3 Formation High Estimate
VI-1	Summary of Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect
VI-2	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque and Gachetá Formations Best Estimate
VI-3	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque and Gachetá Formations High Estimate
VI-4	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7, C5 and C3 Formations Best Estimate

VI-5	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7, C5 and C3 Formations High Estimate
VI-6	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque Formation Best Estimate
VI-7	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque Formation High Estimate
VI-8	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Gachetá Formation Best Estimate
VI-9	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Gachetá Formation High Estimate
VI-10	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7 Formation Best Estimate
VI-11	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7 Formation High Estimate
VI-12	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C5 Formation Best Estimate
VI-13	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C5 Formation High Estimate
VI-14	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C3 Formation Best Estimate
VI-15	Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C3 Formation High Estimate
VII-1       Summary of Prospective Resources and Net Present Values of the Bototo 1 Prospect
VII-2	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque and Gachetá Formations Best Estimate
VII-3	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque and Gachetá Formations High Estimate
VII-4	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 and C3 Formations Best Estimate
VII-5	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 and C3 Formations High Estimate
VII-6	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque Formation Best Estimate
VII-7	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque Formation High Estimate
VII-8	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Gachetá Formation Best Estimate
VII-9	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Gachetá Formation High Estimate
VII-10	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 Formation Best Estimate
VII-11	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 Formation High Estimate
VII-12	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C3 Formation Best Estimate
VII-13	Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C3 Formation High Estimate

Appendix                                                      Description

A          Abbreviations and Conversion Factors
B           Location Plat of the Morichito Block in the Eastern Llanos Basin

PETROTECH ENGINEERING LTD.
7536 Manzanita Place, Burnaby, B. C., Canada V3N 4X1 Phone: (604) 525 6896 Email: johnyu@axion.net

October 3, 2012

Ref:  12 - 37

Heavy Earth Resources, Inc.
625 Second Street, Suite 280
San Francisco, CA 94107

Attention:  Mr. Grant Draper, President & CEO

Gentlemen:

Re:	Evaluation of the Interests of Heavy Earth Resources, Inc. in the Prospective
Resources of the Morichito Block in the Eastern Llanos Basin, Colombia

At your request, we have prepared an engineering and economic evaluation of the interests of Heavy Earth Resources, Inc. (here-in-after referred to as the "Company") in the prospective resources in the Morichito Block only.  The evaluation is prepared using an effective date of August 31, 2012.

On January 31, 2012, the Company has acquired Petropuli Ltda., through its wholly-owned subsidiary (Deep Core, Inc.) which has 50% working interest of the Morichito Block.  The production is subject to the ANH sliding scale royalty rate for light crude oil (see ANH Royalty Rates) plus Overriding Royalty at 1% of the total production and 4% of the net production.

The E&P Agreement on the Morichito Block was executed between Petropuli and Agencia Nacional de Hidrocarburos (ANH), on May 31, 2005 conferring hydrocarbon exploration and exploitation rights to the holder.  The contracted area is 23,167 hectares (57,247 acres) and the Company is the operator.  Four phases out of the total six phases of the work program have been fulfilled.

Phase 6 has been approved by ANH which is to exchange the drilling of an exploratory well for shooting 94 km2 of 3-D seismic survey in the northern area of the block.  This seismic survey is to target two previously 2-D seismic-defined structures and was acquired by April 16, 2012.  The seismic field data was sent to Hardin International and the final PSTM (30 x 30 m merged North and original 3-D) was delivered to Rincon Energy on July 16, 2012 for finishing PSTM gather conditioning and attribute generation.  This was completed on August 10, 2012.  A total of four additional prospects have been identified as Morichito Norte 1, Morichito Norte 2, Morichito 8 and Bototo prospects.  The existing Morichito 5 and Morichito 5B ST prospects are also in the current inventory.

In Phase 5, the Morichito 5B exploratory well was drilled to explore the deeper Gachetá and Ubaque Formations below the C7 Formation.  These potential formations are shown in the seismic data to be underlying the C7 Formation as identified in the Morichito 5 well in Phase 4.  However, the Morichito 5B well was never effectively tested due to a poor cement job between the casing and the formation.  In order to complete Phase 5, the Company is retargeting this well in a structurally updip location with drilling a sidetrack from the Morichito 5B well to determine if it will be a producer.  Once this determination is made, the Phase 5 of the work program can then be completed.  Because the side-track drilling of the Morichito 5B is targeting the Gachetá and Ubaque Formations, this is considered as prospective resources.

In Phase 4, an oil discovery was made in the Morichito #5 well in the C7 formation.  This well obtained approximately 1,500 barrels of oil during a short-term test from July 27 to August 1, 2011.  The Company intends to repair road access and local facilities so that long term testing of the Morichito #5 can be accomplished.  Proved and probable reserves have already been assigned to the Morichito 5 discovery and the evaluation of the reserve is not the scope of this study.

This evaluation uses the definitions of resources from the Society of Petroleum Engineers.  The net cash flow is calculated at constant prices and costs under SEC new guidelines for prices and costs on the prospective resources (prospects), to all future time and after deduction of royalties, capital and operating costs but before income tax deduction.  All cash flow data is in U. S. dollars.  A summary of the Company’s net share of unrisked prospective resources, discounted at 0, 5, 10, 15 and 20% before deduction of income tax is presented as follows:

Unrisked Prospective Resources (Prospects)

	L&M Oil Resources			Heavy Oil Resources			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	0%	5%	10%	15%	20%
Estimates	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$
Total Best	7,882	3,941	3,626	1,191	596	548	127,910	100,771	80,147	64,243	51,801
Total High	37,416	18,708	17,211	6,232	3,116	2,867	1,078,768	781,197	584,962	449,958	353,673
Prospective resources (prospects) in the low estimates are not economical.

Details of the unrisked prospective resources (prospects) before tax net present values discounted at 0, 5, 10, 15, and 20% are shown in the Table 1.  The assessment of the chance of discovery and the chance of development are made in the volumetric estimation of each formation of the prospects.  The average West Texas Intermediate light crude oil price for August 2012 was $94.29 per barrel and the Platts Latin American Wire for Vasconia 25° API FOB Coveñas light crude oil was $107.34 per barrel (see Constant Oil Prices).  The reason for the higher Vasconia oil price is that the exported Colombian oil is being shipped for sales in the European markets and the pricing is based on Brent crude oil price.  The gross reserve is the Company’s share of production before royalties and the net reserve is the Company’s share of production after deduction of royalties.  The deduction of the ANH royalties for Colombia on the oil is paid in kind.

The estimated cash flow values do not represent a fair market value.  The abandonment costs of the wells, the salvage values of the equipment, and the environmental clean-up costs have been incorporated at the end of the economic life.  In reviewing the resources estimates provided, it should be understood that there are inherent uncertainties and limitations with both the database available for analysis and the interpretation of such engineering and geological data.  The judgments used in assessing the resources are considered reasonable given the knowledge of the property reviewed.  Pertinent information such as extent and character of ownership of the lease, and all factual data submitted by the Company and the Company's representatives are believed to be true.  A field inspection of the properties was not conducted due to the available data.

If additional information is required, please advise.

Respectfully Submitted,

Petrotech Engineering Ltd.

/s/ John Yu
John Yu, P. Eng.

Table 1 - Summary of Unrisked Prospective Resources and Net Present Values of the Morichito Block in the Eastern Llanos Basin (Constant Case)
Effective Date – August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Tranpt Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Best Estimate
Morichito 5	3,289	1,644	1,513				132	162,387	10,026	57,125	4,432	24,666	25,416	40,722	31,297	24,181	18,735	14,510
Morichito 5B ST	772	386	355	723	362	333	43	90,616	5,495	23,000	2,081	11,213	11,553	37,275	32,932	29,317	26,280	23,701
Morichito N 1	1,903	952	875	174	87	80	83	101,875	6,290	36,000	4,475	15,580	16,054	23,476	16,998	12,188	8,571	5,820
Morichito 8	1,283	642	590	73	37	34	54	66,679	4,016	24,375	2,031	10,173	10,482	15,602	11,683	8,753	6,532	4,824
Morichito N 2	397	198	183	99	49	45	20	24,074	1,486	7,250	713	3,717	3,830	7,079	5,151	3,758	2,735	1,973
Bototo 1	238	119	110	122	61	56	14	17,296	736	6,750	570	2,701	2,783	3,756	2,710	1,949	1,390	975
Total Best	7,882	3,941	3,626	1,191	596	548	346	462,928	28,049	154,500	14,300	68,050	70,119	127,910	100,771	80,147	64,243	51,801
High Estimate
Morichito 5	9,214	4,607	4,238				369	454,926	28,087	79,875	7,175	69,102	71,203	199,484	153,672	120,420	95,808	77,242
Morichito 5B ST	4,587	2,294	2,110	2,941	1,470	1,353	301	359,913	22,221	39,875	6,206	56,458	58,174	176,980	140,297	112,779	91,795	75,531
Morichito N 1	11,893	5,947	5,471	1,097	549	505	520	637,014	39,329	47,000	11,229	97,428	100,390	341,638	234,413	168,371	125,418	96,152
Morichito 8	7,246	3,623	3,333	549	274	252	312	382,663	23,625	26,500	5,935	58,459	60,236	207,907	144,377	104,366	78,013	59,945
Morichito N 2	2,886	1,443	1,328	1,097	549	505	159	192,301	11,872	17,625	3,655	29,877	30,785	98,486	70,110	51,313	38,465	29,424
Bototo 1	1,589	795	731	549	274	252	86	103,363	6,382	8,000	2,152	16,034	16,522	54,274	38,328	27,713	20,460	15,380
Total High	37,416	18,708	17,211	6,232	3,116	2,867	1,746	2,130,180	131,515	218,875	36,352	327,359	337,311	1,078,768	781,197	584,962	449,958	353,673

The recoverable reserve is subject to economic limits.
Notes:
1.	The prospective resources (prospects) in all the low estimates are uneconomic.
2.	The oil from the Ubaque Formation is estimated at 15oAPI and is considered as heavy oil.
3.	The assessment of the chance of discovery is made in the volumetric estimation of each formation of the prospects.

DEFINITIONS OF RESOURCES

Taken from the Society of Petroleum Engineers September 1, 2007:

Crude Oil: A mixture, consisting mainly of pentanes and heavier hydrocarbons that exists in the liquid phase in reservoirs and remains liquid at atmospheric pressure and temperature.  Crude oil may contain sulphur and other non-hydrocarbon compounds, but does not include liquids obtained from the processing of natural gas.  Classes of crude oil are often reported on the basis of density, sometimes with different meanings.  Acceptable ranges are as follows:

Light:                      less than 870 kg/m3 (greater than 31.1o API)
Medium:                870 to 920 kg/m3 (31.1o API to 22.3o API)
Heavy:                   920 to 1000 kg/m3 (22.3o API to 10o API)
Extra-heavy:          greater than 1000 kg/m3 (less than 10o API)

Heavy or extra-heavy crude oils, as defined by the density ranges given, but with viscosities greater than 10, 000 mPa.s measured at original temperature in the reservoir and atmospheric pressure, on a gas-free basis, would generally be classified as bitumen.

Natural Gas: A mixture of lighter hydrocarbons that exist either in the gaseous phase or in solution in crude oil in reservoirs but are gaseous at atmospheric conditions.  Natural gas may contain sulphur or other non-hydrocarbon compounds.

Natural Gas Liquids: Those hydrocarbon components that can be recovered from natural gas as liquids including but not limited to, ethane, propane, butanes, pentanes plus, condensate and small quantities of non-hydrocarbons.

Classification of Resources

For petroleum quantities associated with simple conventional reservoirs, the divisions between the resources categories defined in Section 5.2 may be quite clear, and in such instances, the basic definition alone may suffice for differentiation between categories.  For example, the drilling and testing of a well in a simple structural accumulation may be sufficient to allow classification of the entire estimated recoverable quantity as contingent resources or reserves.  However, as the industry trends toward the exploitation of more complex and costly petroleum sources, the divisions between resources categories are less distinct, and accumulations may have several categories of resources simultaneously.  For example, in extensive “basin-centre” low-permeability gas plays, the division between all categories of remaining recoverable quantities, i.e., reserves, contingent resources and prospective resources, may be highly interpretive.  Consequently, additional guidance is necessary to promote consistency in classifying resources.  The following provides some clarification of the key criteria that delineate resources categories.  Subsequent volumes of COGEH provide additional guidance.

Discovery Status

As shown in Figure 1, the total petroleum initially in place is first subdivided based on the discovery status of a petroleum accumulation.  Discovered PIIP, production, reserves and contingent resources are associated with known accumulations.  Recognition as a known accumulation requires that the accumulation be penetrated by a well and have evidence of the existence of petroleum.  COGEH Volume 2, Sections 5.3 and 5.4, provides additional clarification regarding drilling and testing requirements relating to recognition of known accumulations.

Commercial Status

Commercial status differentiates reserves from contingent resources.  The following outlines the criteria that should be considered in determining commerciality:

-           economic viability of the related development project;
-           a reasonable expectation that there will be a market for the expected sales quantities of production required to justify development;
-           evidence that the necessary production and transportation facilities are available or can be made available;
-           evidence that legal, contractual, environmental, governmental and other social and economic concerns will allow for the actual implementation of the recovery project being evaluated;
-           a reasonable expectation that all required internal and external approvals will be forthcoming.  Evidence of this may include items such as signed contracts, budget approvals and approvals for expenditures, etc.
-           evidence to support a reasonable timetable for development.  A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project.  While five years is recommended as a maximum time frame for classification of a project as commercial, a longer time frame could be applied where, for example, development of economic projects are deferred at the choice of the producer for, among other things, market-related reasons or to meet contractual or strategic objectives.

COGEH Volume 2, Sections 5.5 to 5.8, provides additional details relating to the foregoing aspect of commerciality regarding classification as reserves versus contingent resources.

Commercial Risk

In order to assign recoverable resources of any category, a development plan consisting of one or more projects needs to be defined.  In-place quantities for which a feasible project cannot be defined using established technology or technology under development are classified as unrecoverable.  In this context, “technology under development” refers to technology that has been developed and verified by testing as feasible for future commercial applications to the subject reservoir.  In the early stage of exploration or development, project definition will not be of the detail expected in the later stages of maturity.  In most cases, recover efficiency will be largely based on analogous projects.

Estimates of recoverable quantities are stated in terms of the sales products derived from a development program, assuming commercial development.  It must be recognized that reserves, contingent resources and prospective resources involve different risks associated with achieving commerciality.  The likelihood that a project will achieve commerciality is referred to as the “chance of commerciality.”  The chance of commerciality varies in different categories of recoverable resources as follows:

Reserves: To be classified as reserves, estimated recoverable quantities must be associated with a project(s) that has demonstrated commercial viability.  Under the fiscal conditions applied in the estimation of reserves, the chance of commerciality is effectively 100 percent.

Contingent Resources: Not all technically feasible development plans will be commercial.  The commercial viability of a development project is dependent on the forecast of fiscal conditions over the life of the project.  For contingent resources, the risk component relating to the likelihood that an accumulation will be commercially developed is referred to as the “chance of development.”  For contingent resources, the chance of commerciality is equal to the chance of development.

Prospective Resources: Not all exploration projects will result in discoveries.  The chance that an exploration project will result in the discovery of petroleum is referred to as the “chance of discovery.”  Thus, for an undiscovered accumulation, the chance of commerciality is the product of two risk components-the chance of discovery and the chance of development.

Economic Status, Development and Production Subcategories

1	Economic Status

By definition, reserves are commercially (and hence economically) recoverable.  A portion of contingent resources may also be associated with projects that are economically viable but have not yet satisfied all requirements of commerciality.  Accordingly, it may be a desirable option to sub-classify contingent resources by economic status:

Economic Contingent Resources are those contingent resources that are currently economically recoverable.

Sub-Economic Contingent Resources are those contingent resources that are not currently economically recoverable.

Where evaluations are incomplete such that it is premature to identify the economic viability of a project, it is acceptable to note that project economic status is “undetermined” (i.e., “contingent resources-economic status undetermined.”)

In examining economic viability, the same fiscal conditions should be applied as in the estimation of reserves, i.e., specified economic conditions, which are generally accepted as being reasonable (refer to COGEH Volume 2, Section 5.8).

1	Development and Production Status

Resources may be further sub-classified based on development and production status.  For reserves, the terms “developed” and “undeveloped” are used to express the status of development of associated recovery projects, and “producing” and “non-producing” indicate whether or not reserves are actually on production (see Section 5.4.2).

Similarly, project maturity subcategories can be identified for contingent and prospective resources; the SPE-PRMS (Section 2.1.3.1) provides examples of subcategories that could be identified.  For example, the SPE-PRMS identifies the highest project maturity subcategory as “development pending,” defined as “a discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.”

Uncertainty Categories

Estimates of resources always involve uncertainty, and the degree of uncertainty can vary widely between accumulations/projects and over the life of a project.  Consequently, estimates of resources should generally be quoted as a range according to the level of confidence associated with the estimates.  An understanding of statistical concepts and terminology is essential to understanding the confidence associated with resources definitions and categories.  These concepts, which apply to all categories of resources, are outlined in Sections 5.5.1 to 5.5.3.

The range of uncertainty of estimated recoverable volumes may be represented by either deterministic scenarios or by a probability distribution.  Resource should be provided as low, best and high estimates as follows:

• Low Estimate: This is considered to be a conservative estimate of the quantity that will actually be recovered.  It is likely that the actual remaining quantities recovered will exceed the low estimate.  If probabilistic methods are used, there should be at least a 90 percent probability (P90) that the quantities actually recovered will equal or exceed the low estimate.

• Best Estimate: This is considered to be the best estimate of the quantity that will actually be recovered.  It is equally likely that the actual remaining quantities recovered will be greater or less than the best estimate.  If probabilistic methods are used, there should be at least a 50 percent probability (P50) that the quantities actually recovered will equal or exceed the best estimate.

• High Estimate: This is considered to be an optimistic estimate of the quantity that will actually be recovered.  It is unlikely that the actual remaining quantities recovered will exceed the high estimate.  If probabilistic methods are used, there should be at least a 10 percent probability (P10) that the quantities actually recovered will equal or exceed the high estimate.

This approach to describing uncertainty may be applied to reserves, contingent resources and prospective resources.  There may be significant risk that sub-commercial and undiscovered accumulations will not achieve commercial production.  However, it is useful to consider and identify the range of potentially recoverable quantities independently of such risk.

Constant Oil Prices

The average West Texas Intermediate light crude oil price for August 2012 was $94.29 per barrel and the Platts Latin American Wire for Vasconia 25° API FOB Coveñas light crude oil was $107.34 per barrel (from Platts Latin American Posted Prices).  The historical prices for oil were taken from Sproule and Associates Inc.  The following summarizes the WTI and Vasconia Oil monthly average closing oil prices and extrapolated to the Morichito oil price at August 31, 2012:

Year	West Texas Intermediate (WTI) Crude Oil 40 oAPI, $/bbl	Brent Oil @ 39 API, $/bbl	Vasconia 25 oAPI Crude Oil, $/bbl	Morichito Oil 25 oAPI, $/bbl	Morichito Ubaque Formation oil @ 15˚ API, $/bbl
2005	56.46
2006	66.09	65.15
2007	72.27	72.57
2008	99.59	97.06
2009	61.63	61.53
2010	79.43	79.48
Aug-11	86.34	110.44	106.27
Sep-11	85.61	112.94	110.01
Oct-11	86.43	109.40	107.42
Nov-11	97.18	110.33	107.83
Dec-11	98.58	107.81	103.34
Jan-12	100.42	114.14	107.28
Feb-12	102.26	128.28	115.27
Mar-12	106.21	136.62	121.41
Apr-12	103.35	128.92	116.13
May-12	95.11	114.93	105.02
Jun-12	82.41	99.89	91.15
Jul-12	87.60	106.23	96.92
Average to Aug-12	94.29	114.99	107.34	107.34	98.64

There is also adjustment to the quality of the oil based on API gravity and salinity of the sales oil.

In this evaluation, the oil from the Ubaque Formation is estimated at 15oAPI and is classified as heavy oil.  The oil from all other formations is estimated at approximately 25oAPI and is considered as light and medium crude oil.

ANH Royalty Rates for Colombia

The contractor holds the rights to all production, which can be disposed of after paying a royalty at the point where the hydrocarbons are on specifications for transport or use.

ANH collects the royalty from the contractor.  The royalty is a proportion of the daily gross production based on monthly averages and it is calculated for each field as follows:

When accumulated production rises above 5 MMbbl, and when an international reference price of crude is above a trigger level, there is a payment due to ANH for light crude.  The payment is 30% of the real surplus income on the contractor.  The surplus income is a proportion of the gross income in the same proportion as the international reference price exceeds the trigger level to the full international reference price.  The real income of the contractor is the value of the production at the delivery point in the field.  The formula to compute the payment is the following:

Payment to ANH = (Actual Value at Delivery Point) x (Actual Volume of Contractor) x (P-Po/P) x 30%

P   = Actual price of marker crude, West Texas Intermediate
Po = Trigger price of marker crude, West Texas Intermediate

The trigger level depends on the actual quality of the hydrocarbon produced, measured as the gravity API, as follows:

API produced	Trigger price, US$/bbl
15 - 22	28
22 - 29	27
>29	26
Natural gas	none
Heavy oil (<15)	none

Additional Fiscal Terms in the ANH Exploration and Production Contracts

Right for Use of Land (Clause 38 of ANH Contract)

The participants of the Contract are to pay (in $U.S. per hectare) in Exploration Areas as follows:

Size of the Area	First 100,000 hectares		per hectare over 100,000
Term	</= 18 months	> 18 months	</= 18 months	> 18 months

Within Polygons A or B	$2.29	$3.06	$3.06	$4.59
Outside Polygons A or B	$1.53	$2.29	$2.29	$3.06
All Offshore Area at $0.76

Pay in Exploitation Areas = (Volume Production – Royalty - % ANH) * $0.1162 US per barrel

High Prices Rights (Clause 39 of ANH Contract)

PARTICIPATION IN PRODUCTION, X% (Clause 40 of ANH Contract)

The Contractor will pay to ANH an economic right (X%), calculated as a percentage of the production after royalties, which applies only for certain contracts that result from competitive bidding processes.  On such participation, the contractor will not pay fees for use of land or rights for High Prices.

CERTIFICATE OF QUALIFICATION

I, JOHN YU, P. Eng., with an office at 7536 Manzanita Place, Burnaby, British Columbia hereby certify

1.           That I am a Consulting Petroleum Engineer employed by Petrotech Engineering Ltd., which company has prepared a report on the interests for Heavy Earth Resources, Inc. from September to October 2012.

2.           That Petrotech Engineering Ltd.'s officers or its employees have no direct or indirect interests, nor do they expect to receive any direct or indirect interest, in the properties or in any securities of Heavy Earth Resources, Inc.

3.           That I attended the University of Alberta and that I graduated with a Bachelor of Science in Metallurgical Engineering in 1974.  That I am a registered Professional Engineer in the Province of British Columbia, and that I have in excess of thirty-eight years of experience in engineering studies, evaluation of oil and gas properties, drilling, completion, production and process engineering of oil and gas operations and evaluation of mineral properties in Canada, U. S. A., Guatemala, Nicaragua, Colombia, Australia, New Zealand, China, Kazakhstan, United Arab Emirates, Colombia, North Sea, Argentina, Peru, Cameroon, Thailand, Russian Federation, and Indonesia.

4. That I am a qualified reserve evaluator and auditor as defined by the Canadian Securities Administration National Instrument 51-101 Policy .

5. That a field inspection was not conducted due to availability of published data.

                                        John Yu,
                                        Professional Engineer
                                        Reg. No. B. C. - 12068

I	Geology of the Eastern Llanos Basin and Regional Geology in the Morichito Block

Geology of the Eastern Llanos Basin

The north-western corner of South America where Colombia is located has experienced different geological events that controlled the distribution, genesis, basin fill and bounding structures of the sedimentary basins.  Colombia can be divided into three main tectonic domains as follows:

1.
The Eastern region limited to the west by the foothills of the Eastern Cordillera.  It consists of a Paleozoic and Precambrian basements with a Paleozoic-Cenozoic sedimentary cover that has undergone mild deformation.

2.
The Central region comprised of the Eastern Cordillera, Sierra Nevada de Santa Marta, the Magdalena River valley, and the Central Cordillera, extending as far as the Romeral fault system to the west.  A sedimentary-metamorphic cover rest on a Grenvillian basement believed to be accreted to the South American border during Paleozoic time.

3.	The Western region located at the west of the Romeral fault system, composed of Mesozoic-Cenozoic oceanic terranes accreted to the Continental margin during Cretaceous, Paleocene, and Neocene.

Lower Paleozoic marine and coastal siliciclastic and carbonate sediments are distributed throughout the Eastern region (Llanos Basin) and extend into the Central region (Upper Magdalena Valley).  These deposits are very fossiliferous and range from Middle Cambrian to Llanvirnian (Lower Ordovician) in age.  Trilobites, brachiopods, and graptolites in grey to black shale are reported from outcrops in the Upper Magdalena Valley and in many wells drilled in the Llanos Basin.  In some places, the thermal maturity of these Lower Paleozoic sequences indicates appropriate conditions for hydrocarbon generation.

Lower Paleozoic intrusives outcrop along the Eastern Cordillera and Upper Magdalena basins of the Central region.  These intrusives crosscut a low-grade metamorphic sequence and are overlain by the Upper Paleozoic sedimentary rocks.  Folding, metamorphism and granitic intrusions are probably the result of eastward-directed subduction.  This region’s tectonic event is known as the Caparonensis Orogeny.  The sedimentary sequences in this area consist of marine black shale and continental red-beds of Devonian age.  In some places, this continental Devonian sequence is followed by an Upper Carboniferous (Pennsylvanian) sequence consisting of limestone, conglomerates, sandstone and graphitic shale with abundant marine fauna.  Permian rocks are absent in the southern portion of the Central Region.  However, farther to the north in the Santander Massif, Serrania de Perija, and Sierra Nevada de Santa Marta, fossiliferous limestone of the Lower Permian age has been reported.  Folding and granitic intrusions related to shear zones might represent oblique collision and accretion of Upper Paleozoic rocks during formation of the Pangaea sub-continent.

Development of most of the Colombian sedimentary basins began in the Late Triassic during the break-up of Pangaea.  Early Jurassic to Lower Cretaceous sediments were deposited in a northwest-southeast-northeast trending highly irregular rift system now underlying the Upper Cretaceous to Neocene sedimentary cover.  The post-rifting phase of the system is characterized by the formation of widespread sag due to the thermal subsidence that, together with global eustatic sea level changes during Middle Albian and Turonian times, created organic-matter-rich sediments of the Simiti-Tablazo Tétuan and La Luna source rocks.  These formations are responsible for generating most of the hydrocarbons found in Colombia.

The Late Cretaceous-Paleocene exhumation of the Central and Eastern Cordilleras was linked to the oblique accretion of oceanic rocks; as a result, a transition from marine, near shore to continental sedimentary deposits took place.  Growth unconformities and fluvial siliciclasitic sequences above them characterized by intense volcanic activity in the western edge of the Central Region (Central Cordillera), are linked to a collision event.  Consequently, the fluvial deposits of the intermontane basins east and west of the Romeral fault system are rich in volcano-clasitics (e.g. La Paila, Combia, Honda, and Mesa formations).  These thick molassic deposits represent the overburden sequences to most of the petroleum systems of the Colombian basins.

Initial basin geometry in Colombia was drastically modified by the Campianian and Miocene collision events.  The Campianian-Masstrichtian collision of the oceanic rocks to the west gave rise to development of the Colombian foreland-basin system.  By Early Miocene, a second major transpression event, produced by the collision of the Central America Island Arc, broke apart the widespread foreland basin system, creating a number of broken-foreland basins.  This final configuration is portrayed in the sedimentary basins of Colombia.

The Western Region, located west of the Romeral fault system, is composed of mafic and ultra-mafic rocks, deep-water siliceous shale, turbidites and minor carbonates.  Their stratigraphic relationship is poorly known so far.  The tectonics of this region is complex and some of these complexities are a collage of sedimentary/tectonic units that were highly deformed during oblique collision events.

By Campanian-Maastrichtian time, the sequence of the turbiditic sandstone, siliceous mudstone, calcareous sandstone and black and green shale rich in organic matter developed.  What is now known as the Nogales Formation is presumably the source rock of the oil seep present in the Patia sub-basin.  Most of the geoscientists who have worked in the Western Region believe it to be composed of a still unknown number of allocthonous terranes.  The general agreement is that the Western Region is part of the Caribbean plate that moved during the Late Cretaceous from a Pacific Ocean location to its present location.  The precise dynamics and kinematics of this paradigm are still poorly understood.

An important conclusion of the assumed displacement and diachronous oblique collision of the Western Region against the Continental margin of Western Colombia is the need for new kinematic models to explain the deformation of the Central and Eastern Regions.

Eastern Llanos Basin

Basin Boundaries

The Eastern Llanos Basin is located in the Eastern region of Colombia.  The northern limit of this basin is the Colombian-Venezuelan border; to the south of the basin extend as far as the Macarena high, the Vaupés Arch and the Precambrian metamorphic rocks that outcrops to the south of the Guaviare River; the eastern limit is marked by the outcrops of the Precambrian plutonic rocks of the Guyana Shield and to the west of the basin is limited by the frontal thrust system (Guaicaramo fault system) of the Eastern Cordillera.

Evolution

The evolution of the basin started in the Paleozoic with a rifting phase.  Siliciclastic sediments were deposited over the crystalline Precambrian basement.  From Triassic to Late Cretaceous, the basin was the eastern shoulder of a major rift system.

Between the Maastrichtian and Paleocene, this basin became a foreland. From Miocene to recent times, the basin has been a repository of thick molasses deposits.  Cretaceous source rocks range from immature to marginally mature within the region to the east of the frontal thrust.  The main reservoirs are siliciclastic units of Late Cretaceous and Paleocene age.  The thinning of the stratigraphic section and the development of more sand-prone facies towards the Guyana Shield complicate analysis of the individual components of the migration systems within the basin.

Hydrocarbon Evidence

More than 1,500 MMBO of recoverable oil is officially documented.  Two giants (Caño-Limón and Castilla), three major fields (Rubiales, Apiay and Tame Complex) and more than fifty minor fields have been discovered.

Source

Source rocks for the Llanos Foreland Basin are in fact located beneath the east flank of the Eastern Cordillera.  The main source is mixed marine-continental shale of the Gachetá Formation with kerogen types II and III, TOC ranging from 1-3% and 150-300 feet of effective thickness.

Migration

There have been two migration pulses. The first one occurred during the Upper Eocene-Oligocene.  The second began in Miocene times and continues at present.

Reservoir

The Paleocene Carbonera (C-3, C-5 and C-7) and Mirador sandstones are excellent reservoir units. Within the Cretaceous sequence, several sandstone intervals are also excellent reservoirs. Without exceptions, sedimentary thickness increases in an east to west direction. Porosity decreases in the same direction from 30% to about 10%. Pay thickness varies from a few feet up to 180 feet depending on the location of the well within the basin. API gravity ranges from 12o -42°.

Seal

The C-8 Unit of the Carbonera Formation has traditionally been considered the regional seal of the basin; yet because of its extension, the best seal is the Carbonera C-2 Unit.  The even-numbered Carbonera units are recognized as local seals, as are the Cretaceous Gachetá and Guadalupe formations that may be self-sealing.

Trap

Exploration drilling has been concentrated on normal, up-to-the-basin (antithetic) faults. Poorly tested reverse fault anticlines, low-relief anticlines and stratigraphic traps (pinch-outs, paleo-highs, channel, etc.) are all high potential exploration targets.

Prospectivity

This basin has been moderately drilled and subtle stratigraphic traps have not been deeply studied.  The southern and eastern portions of the basin are potential areas for hydrocarbon accumulation, where meteoric water forming hydrodynamic traps affects pinch-outs of reservoirs.  The south-western part, south of the Castilla Field, is also a highly prospective area.

Regional Geology and History of the Morichito Block

The Morichito Block is located in the Casanare region (see Figure I-3), an extensive oil province of the Eastern Llanos Basin with proven petroleum system and production from two giant, (Caño-Limón and Castilla) three major (Rubiales, Apiay and Tame Complex), and more than fifty minor fields.  Source rocks in the Basin are in fact located beneath the east flank of the Eastern Cordillera. Mixed marine-continental shales of the Gachetá Formation with kerogen type II and III, TOC ranging from 1-3% and 150-300 feet of effective thickness are the main source.  Two pulses of migration have been documented.  The first one is during the Upper Eocene-Oligocene.  The second pulse of migration started in Miocene time and is continuing at the present.  The Paleocene Carbonera (C-3, C-5, and C-7) and Mirador sandstones are excellent reservoir units. Within the Cretaceous sequence several sandstone intervals are also excellent reservoirs. Without exceptions, sedimentary thickness increases in an east to west direction. Porosity decreases in the same direction from 30% to near 10%.  Pay thickness varies from a few feet up to 180 feet, depending on the location of the well within the basin.  API gravity ranges from 12o to 42º.  The C-8 unit of the Carbonera Formation has been traditionally considered as the regional seal of the basin, but because of its extension the best seal is the Carbonera C-2 Unit. The Carbonera even numbered units are recognized as local seals as well as the Cretaceous Gachetá and Guadalupe formations that may be self-sealing.  Exploration drilling has been concentrated in normal, up-to-the basin (antithetic) faults.  Poorly tested reverse fault anticlines, low-relief anticlines and stratigraphic traps (pinchouts, paleohighs, channels, etc.) are all high potential exploration targets.

The average thickness of the Carbonera C7 in the Morichito area, as seen in Morichito #1, Morichito #2 and Guarimena #1 does not exceed 250 gross feet of which the productive section is the uppermost 5 to 10 feet and thickening from northwest to southeast with average porosities in the range of 23% - 25%.  The Carbonera sands are expected to have favourable permeability values and connectivity of individual prograding and incised sand bodies is not a great concern so this succession is a secondary exploration target.  The Carbonera succession is capped by the regional unconformity that marks the base of the Cordillera Oriental foredeep.  The base of this thick succession is a thick shale neck known regionally as León Formation, of Early Miocene age that provides a spectacular top seal for the uppermost Carbonera sands.  The rest of the Andean foredeep is a made of sand and shales of no exploration interest.  The effective kitchen is interpreted to be some 20+ km to the West, in the foredeep.  If that were the case, the Carbonera sands, particularly those immediately below the León shale may turn to be a secondary exploration target, west of the Mirador accumulations.

Morichito #1 Well

The operator Petro-Canada Oil and Gas Inc. spud the Morichito #1 well February 7, 1990 and reached 6,450 feet (TVD) on February 25, 1990.  The sidewall core analysis proved oil shows in the Carbonera C7 and Mirador formations with porosities at 24.9% and 26.0% but with high water saturation at 86.6% and 99.85 respectively.  These zones were never tested and the well was plugged and abandoned.

Morichito #2 Well

This well was drilled by Petropuli in 2006, in the same location of Morichito #1.  The well was aiming to reach a monoclinal faulted structure.  The structure was tested in the lower part near the oil-water contact leading to the failure of this well.  This well was plugged and abandoned.

Morichito #5 Well (Discovery Well)

The Morichito #5 well was drilled to a total depth of 6,160 feet in March 2010.  Three tests by swabbing were conducted as follows:

Intervals                                Barrels of Oil                                Barrels of Water                                Testing Time

5,858 – 5,861 feet                         2.08                                      169.97                                       5:56 am to 8:41 pm, 2010 03 24
5,900 – 5,902 feet                     130.7                                 60.66                                       5:50 am to 5:49 pm, 2010 03 20
5,920 – 5,922 feet                         0                                  351.62                                       6:38 am to 4:33 pm, 2010 03 18

The results of the cement bond log were as follows:

Intervals                                Description

5,857 – 5,864 feet                                Poor cement bonding
5,901 – 5,905 feet                                Acceptable
5,920 – 5,923 feet                                Acceptable

There are a number of surrounding fields that produce from the C7 formation.  In addition, the C1 from 4,596 to 4,600 feet indicates potential hydrocarbon shows on the sidewall cores and from the electric logs.  The C1 Formation has not been tested and this formation is not a producer in the surrounding area.  It may be worthwhile to test the C1 Formation at a later date.

The Morichito 5 well underwent a five-day production test using a jet pump.  The results were as follows:

Dates Tested	Oil Production, bbl	Hours	Daily Rate	Injection Pressure, psig
Jul-27, 2011	1.64	1		5500
Jul-28	93.14	24	93.14	550-600
Jul-29	134.61	24	134.61	800
Jul-30	211.83	24	211.83	1000-1500
Jul-31	494.38	24	494.38	1600-2000
Aug-01	413.76	16	620.64	2000-2200
Total	1,349.36

Morichito #5B Well

This well was spudded on March 18, 2011 and drilled to a measured depth of 6,855 feet (6,664 feet TVD) on April 1, 2011.  Electric and cement bond logs were obtained.  The petrophysical summary is as follows:

Formation	Intervals, feet	Gross, feet	Net, feet	Average Porosity	Average Sw
C1	4,760-4,985	225	3.5	0.238	1.000
C3	5,202-5,325	123	20	0.25	1.000
C5	5,422-5,740	318	52.3	0.236	1.000
C7	6,050-6,089	39	11.5	0.257	0.858
5900 Sand	6,089-6,108	19	1.204		0.765
Mirador	6,108-6,525	417	396.27		0.906
Gachetá	6,525-6,640	115	53.24		0.911
Ubaque	6,640-6,780	140	6.278		0.935

Due to poor cement bonding of the casing, no test was conducted.

Seismic Data within the Block

The Morichito Block is covered by 2-D and 3-D seismic surveys acquired in different campaigns.  The 3-D seismic vintages were reprocessed by Hardin and Rincon Energy aiming to obtain different angles of process to develop seismic attributes with stratigraphic characteristics.  The 3-D survey was acquired by Petropuli but the characteristics and parameter of acquisition are unknown.  In general, the quality of the information is good.

The new 3-D seismic survey covering 94 km2 in the northern area of the block was acquired by April 16, 2012.  This seismic survey is to target two previously 2-D seismic-defined structures.  The seismic field data was sent to Hardin International and the final PSTM (30 x 30 m merged North and original 3-D) was delivered to Rincon Energy on July 16, 2012 for finishing PSTM gather conditioning and attribute generation.  This was completed on August 10, 2012.  A total of four additional prospects have been identified as Morichito Norte 1, Morichito Norte 2, Morichito 8 and Bototo prospects.  The existing Morichito 5 and Morichito 5B ST prospects are also in the current inventory.

Figure I-2 Stratigraphic Chart of the Eastern Llanos Basin

PERIOD
FORMATIONS
Meta Ecopetrol
Casanare Ecopetrol
LITHOLOGY
LOG TYPE
Gr
ILD - LLD
RESERVOIR
SOURCE
SEAL
NEOGENE
PALEOGENE
CRETACEOUS
Farallones
Necesidad
Caja
Guayabo
Leon
Leon
C1 Upper Sandstone
C1
Shale E
C2
C1 Sandstone
C3
C4
C5
Carbonera
Carbonera
C2
C6
C7
C3
C8
Mirador
Los Cuervos
Barco
Guadalupe
Guadalupe
K1 Medio inferior
Gacheta
K2
Une
Mainly Sandstones
Mainly shales

Figure I-3 Location of the Morichito Block in the Eastern Llanos Basin

The nearest oil delivery point near the Morichito Block is the Guarimena Station at approximately 15km northwest.

Figure I-4 2-D and 3-D Seismic Surveys in and near the Morichito Block

Meters
1235200
1245200
1255200
1265200
1011700
1001700
991700
10 Km.

Figure I-5 Prospectivity Map showing the Four Newly-Identified Prospects in the Morichito Block

Morichito North - 1
SURIMENA-1 : 1
CACHICAL
Morichito-8
Bototo-1
(Morichito-3)
Morichito North 3D : 2
Morichito North - 2
MORICHITO 8 : 1
Morichito A as drilled
MORICHITO B : 1
MORICHITO : 1
MORICHITO : 2
MORICHITO : 5-B
Morichito 5 Area
of exploitation

- 4 Main prospective areas currently identified
- Bototo-1 (previous Morichito-3)
- Morichito-8
- Morichito North -1
- Morichito North -2

II
Evaluation of the Morichito 5 Prospect in the Morichito Block

The 3-D seismic mapping has identified two potential formations from bottom up: Mirador, and C7 Formations.  Prospective resources (prospect) are assigned using volumetric methods and the estimates are shown in the latter part of this section.  Due to limited assigned resources in the low estimate case because of small areas and low net pay thicknesses, all low estimates in the potential formations are deemed uneconomic.

In the low estimate, the resources in this prospect are economical.  In the best estimate, a total of ten Mirador wells are to be developed and then come uphole to the C7 Formation for recompletion after the production of the Mirador is depleted.  As the Mirador requires ten wells to drain the resources, additional eight C7 wells will be drilled to produce just from the C7 Formation.  In the high estimate, a total of 17 Mirador wells are to be developed and then come uphole to the C7 Formation for recompletion after the production of the Mirador is depleted.  As the Mirador requires 17 wells to drain the resources, additional six C7 wells will be drilled to produce just from the C7 Formation.  The cost differences of the Mirador and C7 wells are differentiated in the Additional Capital Costs.  The number of wells required for development and well drainage are shown in the volumetric estimations of each prospect.

Assuming a successful exploration program in this prospect, the development program is as follows:

Capital Expenses

		Work Program and Capital Cost
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2012	Drill, complete, facilities & tie-in 1 well	6,000	3,000
		Total 2012	6,000	3,000
	2013	Drill, complete, facilities & tie-in 3 wells	19,000	9,500
		Drill, complete & tie-in 1 well	4,000	2,000
		Drill, complete, facilities & tie-in 3 wells	14,000	7,000
		Total 2013	37,000	18,500
	2014	Drill, complete, facilities & tie-in 5 wells	25,000	12,500
		Drill, complete, facilities & tie-in 6 wells	27,000	13,500
		Total 2014	52,000	26,000
	2015	Drill, complete & tie-in 1 well	5,000	2,500
		Drill, complete & tie-in 1 well and Recompletion 2 wells	5,000	2,500
		Total 2015	10,000	5,000
	2016	Recompletion 3 wells	1,500	750
		Total 2016	1,500	750
	2017	Recompletion 5 wells	2,500	1,250
		Total 2017	2,500	1,250
		Total Best Estimate	109,000	54,500
High
	2012	Drill, complete, facilities & tie-in 1 well	5,000	2,500
		Total 2012	5,000	2,500
	2013	Drill, complete, facilities & tie-in 3 wells	19,000	9,500
		Drill, complete, facilities & tie-in 4 wells	18,000	9,000
		Total 2013	19,000	9,500
	2014	Drill, complete, facilities & tie-in 5 wells	29,000	14,500
		Total 2014	29,000	14,500
	2015	Drill, complete & tie-in 7 wells	39,000	19,500
		Drill, complete, facilities & tie-in 4 wells	20,000	10,000
		Total 2015	59,000	29,500
	2016	Drill, complete & tie-in 1 well	5,000	2,500
		Drill, complete, facilities & tie-in 2 wells and Recompletion 1 well	10,500	5,250
		Total 2016	15,500	7,750
	2017	Recompletion 3 wells	1,500	750
		Total 2017	1,500	750
	2018	Recompletion 7 wells	3,500	1,750
		Total 2018	3,500	1,750
	2019	Recompletion 6 wells	3,000	1,500
		Total 2019	3,000	1,500
		Total High Estimate	135,500	67,750

Additional Capital Costs are as follows:

Deep well (Mirador)                                                                                                $5,000,000 per well
Shallow well (C7)                                                                                             $4,000,000 per well
Production facilities costs                                                                                     $2,000,000 per 1,000 bopd
Re-completion costs                                                                                               $500,000 per formation
Abandonment costs net of salvage values                                                         $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                        $14,300 per month per well
Operating Costs – Variable                                                                                   $15.00 per bbl
Transportation Costs                                                                                             $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                                   50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                                   see Constant Oil Price
Effective Date of Evaluation                                                                                 August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates
Formation	Estimate	Initial Rates, bopd	Production Starts
Mirador (Morichito #3)	Best	300	Q1 2013
	High	500	Q1 2013
C7 (Morichito #3)	Best	200	Q1 2014
	High	500	Q4 2015
C7 (Morichito #6)	Best	400	Q1 2013
	High	500	Q1 2013

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:	Prospective Resources (Prospect)

Location	Morichito 5 Prospect, in the Morchito #2 Well Location

Formation Name	C7

Estimates	Low	Best	High
Well Depth (feet)	5700 to 5950

Area (acre)	198	706	900
Net Pay (ft)	5	6.25	7.5
Effective Volume (acre.ft)	990	4,413	6,750
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	990	4,413	6,750

Porosity (%)	25%	25%	25%
Water Saturation (%)	47.75%	47.75%	47.75%
Formation Volume Factor (rb/stb)	1.06	1.06	1.06

Petroleum Originally in Place (stb/acre.ft)	955	955	955
Petroleum Originally in Place (Mbbl)	945	4,213	6,445
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	226.88	1,348.29	2,578.18
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	226.88	1,348.29	2,578.18
Development Wells/Recompletions Required	5	18	23

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 5 Prospect, in the Morichito # 3 Well Location

Formation Name                                                                                            Mirador

Estimates	Low	Best	High
Well Depth (feet)	5,950 to 6,200

Area (acre)	143	379	659
Net Pay (ft)	10	15	20
Effective Volume (acre.ft)	1,430	5,685	13,180
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	1,430	5,685	13,180

Porosity (%)	22%	24%	26%
Water Saturation (%)	45.00%	48.00%	52.00%
Formation Volume Factor (rb/stb)	1.1	1.1	1.1

Petroleum Originally in Place (stb/acre.ft)	853	880	880
Petroleum Originally in Place (Mbbl)	1,220	5,004	11,601
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	292.88	1,601.22	4,640.31
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	292.88	1,601.22	4,640.31
Development Wells/Recompletions Required	4	10	17

The well drainage is based on 40 acres per well.
A total of ten Mirador wells are to be developed and then come uphole to the C7 Formation after the production of the Mirador is depleted.  As the Mirador requires ten wells to drain the resources, additional eight C7 wells will be drilled to produce just from the C7 Formation.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 5 Prospect, in the Morichito #6 Well

Formation Name                                                                                            C7

Estimates	Low	Best	High
Well Depth (feet)	5,900 to 5,950

Area (acre)	100	120	150
Gross Pay (ft)
Net-to-Gross (%)
Net Pay (ft)	8	10	12
Effective Volume (acre.ft)	800	1,200	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	800	1,200	1,800

Porosity (%)	24%	26%	28%
Water Saturation (%)	45.00%	50.00%	55.00%
Formation Volume Factor (rb/stb)	1.15	1.15	1.15

Petroleum Originally in Place (stb/acre.ft)	887	877	850
Petroleum Originally in Place (Mbbl)	709	1,052	1,530
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	170.26	336.76	612.01
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	170.26	336.76	612.01
Development Wells/Recompletions Required	3	3	4

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure II-1 Structural Top of C7 Formation in the Morichito 5 Prospect

Figure II-2 Structural Top of Mirador Formation in the Morichito 5 Prospect

Figure II-3 Seismic Lines over the Structure in the Morichito 5 Prospect

Table II-1 Summary of Prospective Resources and Net Present Values of the Morichito 5 Prospect
Effective Date=August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Low Estimate
Mirador Formation	251	125	115	10	12,370	764	11,500	399	1,879	1,936	-4,108	-4,076	-4,029	-3,974	-3,913
Carbonera 7 Formation	227	113	104	9	11,202	692	4,125	321	1,702	1,753	2,610	2,170	1,821	1,542	1,315
Total Low Estimate	477	239	220	19	23,572	1,455	15,625	720	3,581	3,689	-1,498	-1,906	-2,208	-2,432	-2,597
Best Estimate
Mirador Formation	1,604	802	738	64	79,187	4,889	27,500	1,995	12,028	12,394	20,381	15,903	12,426	9,694	7,523
Carbonera 7 Formation	1,685	843	775	67	83,200	5,137	29,625	2,437	12,638	13,022	20,341	15,394	11,755	9,041	6,986
Total Best Estimate	3,289	1,644	1,513	132	162,387	10,026	57,125	4,432	24,666	25,416	40,722	31,297	24,181	18,735	14,510
High Estimate
Mirador Formation	6,023	3,012	2,771	241	297,410	18,362	48,500	5,330	45,176	46,549	133,493	104,905	83,569	67,383	54,906
Carbonera 7 Formation	3,190	1,595	1,467	128	157,516	9,725	31,375	1,845	23,926	24,654	65,990	48,767	36,851	28,424	22,336
Total High Estimate	9,214	4,607	4,238	369	454,926	28,087	79,875	7,175	69,102	71,203	199,484	153,672	120,420	95,808	77,242

Note: The Low Estimate for the Morichito 5 Prospect is uneconomic.

Table II-2 Prospective Resources and Net Present Values of the Morichito 5 Prospect Low Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	2,750	0	0	0	-2,750
2013	91	45	42	4	4,479	277	6,000	128	680	701	-3,307
2014	233	116	107	9	11,501	710	6,000	349	1,747	1,800	894
2015	125	63	58	5	6,186	382	750	200	940	968	2,947
2016	28	14	13	1	1,406	87	125	43	213	220	718
Total	477	239	220	19	23,572	1,455	15,625	720	3,581	3,689	-1,498

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-1,498	-1,906	-2,208	-2,432	-2,597

Note: The Low Estimate for the Morichito 5 Prospect is uneconomic

Table II-3 Prospective Resources and Net Present Values of the Morichito 5 Prospect Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	3,000	0	0	0	-3,000
2013	407	204	187	16	20,104	1,241	18,500	321	3,054	3,147	-6,158
2014	701	351	323	28	34,624	2,138	26,375	805	5,259	5,419	-5,372
2015	1,034	517	476	41	51,050	3,152	5,375	1,382	7,754	7,990	25,396
2016	597	298	274	24	29,464	1,819	1,500	962	4,476	4,612	16,096
2017	374	187	172	15	18,446	1,139	1,625	620	2,802	2,887	9,374
2018	176	88	81	7	8,699	537	750	342	1,321	1,362	4,387
Total	3,289	1,644	1,513	132	162,387	10,026	57,125	4,432	24,666	25,416	40,722

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	40,722	31,297	24,181	18,735	14,510

Table II-4 Prospective Resources and Net Present Values of the Morichito 5 Prospect High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	2,500	0	0	0	-2,500
2013	622	311	286	25	30,718	1,897	18,500	342	4,666	4,808	506
2014	947	473	435	38	46,741	2,886	14,750	620	7,100	7,316	14,070
2015	1,509	754	694	60	74,483	4,599	29,500	1,033	11,314	11,658	16,380
2016	2,361	1,181	1,086	94	116,591	7,198	8,500	1,781	17,710	18,248	63,153
2017	1,439	720	662	58	71,055	4,387	1,000	1,389	10,793	11,121	42,364
2018	1,108	554	510	44	54,723	3,379	2,125	1,112	8,312	8,565	31,230
2019	922	461	424	37	45,541	2,812	2,250	705	6,918	7,128	25,729
2020	305	153	140	12	15,074	931	750	192	2,290	2,359	8,552
Total	9,214	4,607	4,238	369	454,926	28,087	79,875	7,175	69,102	71,203	199,484

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	199,484	153,672	120,420	95,808	77,242

Table II-5 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the Mirador Formation Low Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	2,750	0	0	0	-2,750
2013	91	45	42	4	4,479	277	6,000	128	680	701	-3,307
2014	125	63	58	5	6,185	382	2,750	200	939	968	946
2015	35	17	16	1	1,705	105	0	71	259	267	1,003
Total	251	125	115	10	12,370	764	11,500	399	1,879	1,936	-4,108

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-4,108	-4,076	-4,029	-3,974	-3,913

Table II-6 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the Mirador Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	3,000	0	0	0	-3,000
2013	170	85	78	7	8,404	519	9,500	157	1,276	1,315	-4,364
2014	404	202	186	16	19,941	1,231	12,500	435	3,029	3,121	-375
2015	652	326	300	26	32,204	1,988	2,500	777	4,892	5,040	17,007
2016	336	168	155	13	16,593	1,024	0	520	2,520	2,597	9,931
2017	41	21	19	2	2,046	126	0	107	311	320	1,182
Total	1,604	802	738	64	79,187	4,889	27,500	1,995	12,028	12,394	20,381

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	20,381	15,903	12,426	9,694	7,523

Table II-7 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the Mirador Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	2,500	0	0	0	-2,500
2013	284	142	130	11	14,006	865	9,500	157	2,127	2,192	-835
2014	673	337	310	27	33,236	2,052	14,500	435	5,048	5,202	5,999
2015	1,423	711	655	57	70,260	4,338	19,500	990	10,672	10,997	23,763
2016	1,732	866	797	69	85,519	5,280	2,500	1,418	12,990	13,385	49,946
2017	1,121	561	516	45	55,365	3,418	0	1,211	8,410	8,665	33,660
2018	618	309	284	25	30,531	1,885	0	841	4,638	4,779	18,389
2019	172	86	79	7	8,494	524	0	278	1,290	1,329	5,072
Total	6,023	3,012	2,771	241	297,410	18,362	48,500	5,330	45,176	46,549	133,493

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	133,493	104,905	83,569	67,383	54,906

Table II-8 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the C7 Formation Low Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	108	54	50	4	5,316	328	3,250	150	807	832	-51
2015	91	45	42	4	4,481	277	750	128	681	701	1,944
2016	28	14	13	1	1,406	87	125	43	213	220	718
Total	227	113	104	9	11,202	692	4,125	321	1,702	1,753	2,610

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,610	2,170	1,821	1,542	1,315

Table II-9 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	2,000	0	0	0	-2,000
2014	198	99	91	8	9,755	602	13,500	278	1,482	1,527	-7,634
2015	382	191	176	15	18,846	1,164	2,875	606	2,863	2,950	8,390
2016	261	130	120	10	12,871	795	1,500	442	1,955	2,015	6,165
2017	332	166	153	13	16,400	1,013	1,625	513	2,491	2,567	8,192
2018	176	88	81	7	8,699	537	750	342	1,321	1,362	4,387
Total	1,348	674	620	54	66,572	4,110	22,250	2,180	10,112	10,420	17,500

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	17,500	12,869	9,498	7,011	5,152

Table II-10 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 3 Well in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	86	43	39	3	4,223	261	10,000	43	641	661	-7,383
2016	629	315	289	25	31,073	1,918	6,000	363	4,720	4,863	13,208
2017	318	159	146	13	15,690	969	1,000	178	2,383	2,456	8,704
2018	490	245	225	20	24,191	1,494	2,125	271	3,675	3,786	12,841
2019	750	375	345	30	37,047	2,287	2,250	428	5,627	5,798	20,656
2020	305	153	140	12	15,074	931	750	192	2,290	2,359	8,552
Total	2,578	1,289	1,186	103	127,298	7,859	22,125	1,475	19,336	19,924	56,578

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	56,578	40,374	29,320	21,629	16,174

Table II-11 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 6 Well in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	237	118	109	9	11,700	722	7,000	164	1,777	1,831	205
2014	100	50	46	4	4,928	304	375	93	749	771	2,636
Total	337	168	155	13	16,628	1,027	7,375	257	2,526	2,603	2,841

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,841	2,525	2,258	2,030	1,835

Table II-12 Prospective Resources and Net Present Values of the Morichito 5 Prospect of the Morichito 6 Well in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	338	169	156	14	16,712	1,032	9,000	185	2,539	2,616	1,341
2014	274	137	126	11	13,506	834	250	185	2,051	2,114	8,071
Total	612	306	282	24	30,218	1,866	9,250	371	4,590	4,730	9,412

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	9,412	8,393	7,531	6,795	6,162

III	Evaluation of the Morichito 5B ST Prospect in the Morichito Block

In Phase 5, the Morichito 5B exploratory well was drilled to explore the deeper Gachetá and Ubaque Formations below the C7 Formation.  These potential formations are shown in the seismic data to be underlying the C7 Formation as identified in the Morichito 5 well in Phase 4.  However, the Morichito 5B well was never effectively tested due to a poor cement job between the casing and the formation.  In order to complete Phase 5, the Company is retargeting this well in a structurally updip location with drilling a sidetrack from the Morichito 5B well to determine if it will be a producer.  Once this determination is made, the Phase 5 of the work program can then be completed.  Because the side-track drilling of the Morichito 5B is targeting the Gachetá and Ubaque Formations, this is considered as prospective resources.

Assuming a successful side-track exploration program in the Morichito 5B well, the development program is as follows:

Capital Expenses

		Work Program and Capital Cost
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2013	Drill, complete & tie-in 7 wells & facilities	39,000	19,500
		Total 2013	39,000	19,500
	2014	Re-completion of 8 wells & facilities	5,000	2,500
		Total 2014	44,000	22,000
		Total Best Estimate	44,000	22,000
High
	2013	Drill, complete & tie-in 12 wells & facilities	68,000	34,000
		Total 2013	68,000	34,000
	2015	Recompletion 9 wells & facilities	6,500	3,250
		Total 2015	6,500	3,250
	2016	Recompletion 4 wells	2,000	1,000
		Total 2016	2,000	1,000
		Total High Estimate	76,500	38,250

Additional Capital Costs are as follows:

Deep well to Ubaque                                                                                              $5,000,000 per well
Production facilities costs                                                                                     $2,000,000 per 1,000 bopd
Re-completion costs                                                                                               $500,000 per formation
Abandonment costs net of salvage values                                                        $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                         $14,300 per month per well
Operating Costs – Variable                                                                                    $15.00 per bbl
Transportation Costs                                                                                              $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                               50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                                                  see Constant Oil Price
Effective Date of Evaluation                                                                               August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates
Formation	Estimate	Initial Rates, bopd	Production Starts
Ubaque	Best	250	Q1 2013
	High	400	Q1 2013
Gachetá	Best	350	Q3 2013
	High	550	Q3 2015

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 5B ST Prospect

Formation Name                                                                                            Ubaque

Estimates	Low	Best	High
Well Depth (feet)		6,300-6,450

Area (acre)	143	330	536
Net Pay (ft)	6	12	20
Effective Volume (acre.ft)	858	3,960	10,720
Geometric Factor (%)	90	90	90
Net Volume (acre.ft)	257	3,564	9,648

Porosity (%)	20%	22.5%	25%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	635	812	1,016
Petroleum Originally in Place (Mbbl)	490	2,894	9,802
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	98.03	723.39	2,940.50
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	98.03	723.39	2,940.50
Development Wells/Recompletions Required	1	8	13

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 5B ST Prospect

Formation Name                                                                                            Gachetá

Estimates	Low	Best	High
Well Depth (feet)		6,200-6,300

Area (acre)	143	330	536
Net Pay (ft)	6	12	30
Effective Volume (acre.ft)	858	3,960	16,080
Geometric Factor (%)	90	90	90
Net Volume (acre.ft)	772	3,564	14,472

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	28	712	3,381
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	107.83	771.61	4,587.19
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	107.83	771.61	4,587.19
Development Wells/Recompletions Required	1	8	13

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure III-1 Top of the Ubaque Structure showing the Morichito 5 and 5B Wells

Figure III-2 Seismic Line M-5B to Re-Drill

Figure III-3 Depth Seismic Line M-5B to Re-Drill

Figure III-4 Lower Gachetá and Upper Ubaque showing the Closure Area of 536 acres

Table III-1 Summary of Prospective Resources and Net Present Values of the Morichito 5B ST Prospect
Effective Date August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Best Estimate
Ubaque				723	362	333	29	32,823	2,026	19,500	912	5,425	5,590	-632	-919	-1,139	-1,307	-1,435
Gachetá	772	386	355				31	57,794	3,468	3,500	1,169	5,787	5,963	37,907	33,851	30,456	27,587	25,136
Total Best	772	386	355	723	362	333	60	90,616	5,495	23,000	2,081	11,213	11,553	37,275	32,932	29,317	26,280	23,701
High Estimate
Ubaque				2,941	1,470	1,353	118	133,420	8,237	34,000	2,779	22,054	22,724	43,626	37,026	31,653	27,237	23,568
Gachetá	4,587	2,294	2,110				183	226,493	13,983	5,875	3,427	34,404	35,450	133,354	103,272	81,126	64,558	51,963
Total High	4,587	2,294	2,110	2,941	1,470	1,353	301	359,913	22,221	39,875	6,206	56,458	58,174	176,980	140,297	112,779	91,795	75,531

Note: The Low Estimate for the Morichito 5B ST Prospect is uneconomic

Table III-2 Summary of Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque and Gachetá Formations Best Estimate
Effective Date August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	434	217	200	17	39,390	2,432	19,500	969	3,256	3,354	9,879
2014	340	170	156	289	145	133	25	29,915	1,847	2,500	684	4,720	4,863	15,301
2015	432	216	199	-	-	-		21,311	1,216	1,000	428	3,237	3,336	12,095
Total	772	386	355	723	362	333	43	90,616	5,495	23,000	2,081	11,213	11,553	37,275

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	37,275	32,932	29,317	26,280	23,701

Table III-3 Summary of Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque and Gachetá Formations High Estimate
Effective Date August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	807	404	371	32	36,629	2,261	34,000	556	6,055	6,239	(12,482)
2014	-	-	-	1,265	633	582	51	57,415	3,545	-	1,112	9,491	9,779	33,489
2015	318	159	147	775	388	357	44	50,890	3,142	3,250	1,112	8,201	8,450	26,735
2016	1,743	872	802	93	46	43	73	90,287	5,574	1,000	1,112	13,771	14,190	54,641
2017	1,447	724	666	-	-	-	58	71,469	4,412	-	1,112	10,856	11,186	43,903
2018	935	468	430	-	-	-	37	46,181	2,851	750	1,005	7,015	7,228	27,332
2019	143	71	66	-	-	-	6	7,042	435	875	200	1,070	1,102	3,361
Total	4,587	2,294	2,110	2,941	1,470	1,353	301	359,913	22,221	39,875	6,206	56,458	58,174	176,980

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	176,980	140,297	112,779	91,795	75,531

Table III-4 Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	434	217	200	17	19,695	1,216	19,500	485	3,256	3,354	(8,115)
2014	289	145	133	12	13,127	810	-	428	2,170	2,236	7,484
Total	723	362	333	29	32,823	2,026	19,500	912	5,425	5,590	(632)

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	(632)	(919)	(1,139)	(1,307)	(1,435)

Table III-5 Prospective Resources and Net Present Values of the Morichito 5B ST in the Gachetá Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-		-	-	-	-
2013	-	-	-	-	19,695	1,216	-	485	-	-	17,995
2014	340	170	156	14	16,787	1,036	2,500	257	2,550	2,627	7,817
2015	432	216	199	17	21,311	1,216	1,000	428	3,237	3,336	12,095
Total	772	386	355	31	57,794	3,468	3,500	1,169	5,787	5,963	37,907

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	37,907	33,851	30,456	27,587	25,136

Table III-6 Prospective Resources and Net Present Values of the Morichito 5B ST in the Ubaque Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	807	404	371	32	36,629	2,261	34,000	556	6,055	6,239	(12,482)
2014	1,265	633	582	51	57,415	3,545	-	1,112	9,491	9,779	33,489
2015	775	388	357	31	35,165	2,171	-	962	5,813	5,989	20,230
2016	93	46	43	4	4,212	260	-	150	696	717	2,389
Total	2,941	1,470	1,353	118	133,420	8,237	34,000	2,779	22,054	22,724	43,626

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	43,626	37,026	31,653	27,237	23,568

Table III-7 Prospective Resources and Net Present Values of the Morichito 5B ST in the Gachetá Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	318	159	147	13	15,725	971	3,250	150	2,389	2,461	6,505
2016	1,743	872	802	70	86,076	5,314	1,000	962	13,075	13,472	52,253
2017	1,447	724	666	58	71,469	4,412	-	1,112	10,856	11,186	43,903
2018	935	468	430	37	46,181	2,851	750	1,005	7,015	7,228	27,332
2019	143	71	66	6	7,042	435	875	200	1,070	1,102	3,361
Total	4,587	2,294	2,110	183	226,493	13,983	5,875	3,427	34,404	35,450	133,354

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	133,354	103,272	81,126	64,558	51,963

IV
Evaluation of the Morichito Norte 1 Prospect in the Morichito Block

The 3-D seismic mapping has identified seven potential formations from bottom up: Ubaque, Gachetá, Mirador, C8, C7, C5 and C3 Formations.  Prospective resources (prospect) are assigned using volumetric methods and the estimates are shown in the latter part of this section.  Due to limited assigned resources in the low estimate case because of small areas and low net pay thicknesses, all low estimates in the potential formations are deemed uneconomic.

In the low estimate, the resources in this prospect are economical.  In the best estimate, a total of five Ubaque and two Mirador wells are to be developed and then come uphole to the Gachetá Formation for recompletion after the production of the Ubaque is depleted.  After depletion of the Gachetá Formation, the wells will then re-complete in the Mirador Formation.  The two Mirador wells are to produce from that formation.  A total of six shallow C8 wells are to be developed at the same time.  Production will be in sequence starting from C8, re-completion in C7 after C8 is depleted, re-completion in C5 after C7 is depleted, and then C3 after C5 is depleted.  In the high estimate, a total of five deep Ubaque and two Mirador wells are to be developed.  The Gachetá Formation is to be recompleted after the production of the Ubaque is depleted.  After depletion of the Gachetá Formation, the wells will then re-complete in the Mirador Formation.  The two Mirador wells produce from its formation.  A total of seven shallow C8 wells are to be developed at the same time.  Production will be in sequence starting from C8, re-completion in C7 after C8 is depleted, re-completion in C5 after C7 is depleted, and then C3 after C5 is depleted.  The cost differences of the deep and shallow wells are differentiated in the Additional Capital Costs.  The number of wells required for development and well drainage are shown in the volumetric estimations of each prospect.

Assuming a successful exploration program in this prospect, the development program is as follows:

Capital Expenses

		Work Program and Capital Cost
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2013	Drill, complete, facilities & tie-in 4 wells	22,000	11,000
		Drill, complete, facilities & tie-in 4 wells	19,000	9,500
		Total 2013	41,000	20,500
	2014	Recompletion 3 wells	1,500	750
		Drill, complete, facilities & tie-in 1 well and Recompletion 1 well	6,500	3,250
		Drill, complete, facilities & tie-in 2 wells	8,000	4,000
		Total 2014	16,000	8,000
	2015	Drill, complete, facilities & tie-in 2 wells and Recompletion 1 well	6,500	3,250
		Recompletion 5 wells	2,500	1,250
		Total 2015	9,000	4,500
	2016	Recompletion 4 wells	2,000	1,000
		Total 2016	2,000	1,000
	2017	Recompletion 2 wells	1,000	500
		Total 2017	1,000	500
		Total Best Estimate	69,000	34,500
High
	2013	Drill, complete, facilities & tie-in 5 wells	29,000	14,500
		Drill, complete, facilities & tie-in 4 wells	23,000	11,500
		Total 2013	52,000	26,000
	2014	Drill, complete & tie-in 3 wells	12,000	6,000
		Total 2014	12,000	6,000
	2015	Recompletion 1 well	500	250
		Total 2015	500	250
	2016	Recompletion 2 wells	1,000	500
		Drill, complete, facilities & tie-in 2 wells & Recompletion 1 well	15,500	7,750
		Total 2016	16,500	8,250
	2017	Recompletion 1 well	500	250
		Recompletion 1 well	500	250
		Total 2017	1,000	500
	2018	Recompletion 2 well	1,000	500
		Recompletion 6 wells	3,000	1,500
		Total 2018	4,000	2,000
	2019	Recompletion 1 well	500	250
		Total 2019	500	250
	2023	Recompletion 5 wells	2,500	1,250
		Total 2023	2,500	1,250
	2027	Recompletion 3 wells	1,500	750
		Total 2027	1,500	750
		Total High Estimate	90,500	45,250

Additional Capital Costs are as follows:

Deep wells (Ubaque - 4 wells and Mirador - 2 wells)                                                     $5,000,000 per well
Shallow wells (C8 - 7 wells)                                                                                                $4,000,000 per well
Production facilities costs                                                                                                  $2,000,000 per 1,000 bopd
Re-completion costs                                                                                                           $500,000 per formation
Abandonment costs net of salvage values                                                                    $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                            $14,300 per month per well
Operating Costs – Variable                                                                                               $15.00 per bbl
Transportation Costs                                                                                                         $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                                              50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                                                                see Constant Oil Price
Effective Date of Evaluation                                                                                             August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates
Formation	Estimate	Initial Rates, bopd	Production Starts
Ubaque	Best	150	Q1 2013
	High	400	Q1 2013

Gachetá	Best	200	Q2 2014
	High	500	Q3 2015

Mirador	Best	100	Q2 2015
	High	600	Q4 2017

C8	Best	200	Q3 2013
	High	550	Q3 2013

C7	Best	250	Q2 2015
	High	500	Q3 2018

C5	Best	250	Q3 2016
	High	500	Q2 2023

C3	Best	200	Q3 2017
	High	500	Q3 2027

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            Ubaque

Estimates	Low	Best	High
Well Depth (feet)		6,300-6,450

Area (acre)	20	143	180
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	40	858	3,600
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	858	3,600

Porosity (%)	20%	22.5%	25%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	635	812	1,016
Petroleum Originally in Place (Mbbl)	25	697	3,657
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.08	174.15	1,097.20
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.08	174.15	1,097.20
Development Wells/Recompletions Required	1	4	5

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            Gachetá

Estimates	Low	Best	High
Well Depth (feet)		6,200-6,300

Area (acre)	20	137	160
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	40	822	3,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	822	3,200

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	28	712	3,381
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.59	177.96	1,014.30
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.59	177.96	1,014.30
Development Wells/Recompletions Required	1	3	4

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            Mirador

Estimates	Low	Best	High
Well Depth (feet)		5,950-6,200

Area (acre)	30	257	290
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	60	1542	5,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	60	1542	5,800

Porosity (%)	23%	25%	27%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	730	902	1,197
Petroleum Originally in Place (Mbbl)	44	1,391	6,942
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	10.51	445.13	2,776.92
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	10.51	445.13	2,776.92
Development Wells/Recompletions Required	1	6	7

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            C8

Estimates	Low	Best	High
Well Depth (feet)		5,800-5,950

Area (acre)	30	257	290
Gross Pay (ft)
Effective Volume (acre.ft)	60	1542	5,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	60	1542	5,800

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	46	1,502	7,714
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	10.97	480.74	3,085.47
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	10.97	480.74	3,085.47
Development Wells/Recompletions Required	1	6	7

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            C7

Estimates	Low	Best	High
Well Depth (feet)		5,700-5,800

Area (acre)	30	198	220
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	60	1188	4,400
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	60	1188	4,400

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	46	1,157	5,852
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	10.97	370.37	2,340.70
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	10.97	370.37	2,340.70
Development Wells/Recompletions Required	1	5	6

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            C5

Estimates	Low	Best	High
Well Depth (feet)		5,500-5,700

Area (acre)	15	162	180
Gross Pay (ft)
Effective Volume (acre.ft)	30	972	3,600
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	972	3,600

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	23	947	4,788
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	5.48	303.03	1,915.12
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.48	303.03	1,915.12
Development Wells/Recompletions Required	1	4	5

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 1 Prospect

Formation Name                                                                                            C3

Estimates	Low	Best	High
Well Depth (feet)		5,300-5,500

Area (acre)	15	97	120
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	582	2,400
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	582	2,400

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	21	504	2,536
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	4.19	126.00	760.73
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	4.19	126.00	760.73
Development Wells/Recompletions Required	1	2	3

The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure IV-1 Structural Top of Ubaque Formation in the Morichito Norte 1 Prospect

Figure IV-2 Structural Top of Gachetá Formation in the Morichito Norte 1 Prospect

Figure IV-3 Structural Top of Mirador Formation in the Morichito Norte 1 Prospect

Figure IV-4 Structural Top of C7 Formation in the Morichito Norte 1 Prospect

Figure IV-5 Structural Top of C5 Formation in the Morichito Norte 1 Prospect

Figure IV-6 Structural Top of C3 Formation in the Morichito Norte 1 Prospect

Figure IV-7 Crossline 1079 showing the Potential Formations in the Morichito Norte 1 Prospect

Figure IV-8 Inline 1557 showing the Potential Formations in the Morichito Norte 1 Prospect

Table IV-1 Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Best Estimate
Ubaque				174	87	80	7	7,902	488	11,000	342	1,306	1,346	(6,580)	(6,228)	(5,906)	(5,612)	(5,343)
Gachetá	178	89	82				7	8,787	543	750	278	1,335	1,375	4,507	3,862	3,337	2,905	2,546
Mirador	445	223	205				18	21,978	1,357	7,250	2,052	3,338	3,440	4,541	3,163	2,184	1,481	972
C8	481	240	221				19	23,737	1,465	13,625	770	3,606	3,715	556	(24)	(469)	(813)	(1,079)
C7	370	185	170				15	18,287	1,129	1,375	463	2,778	2,862	9,680	7,965	6,621	5,555	4,699
C5	303	152	139				12	14,962	924	1,250	371	2,273	2,342	7,803	6,072	4,785	3,815	3,073
C3	126	63	58				5	6,221	384	750	200	945	974	2,969	2,187	1,636	1,240	952
Total Best	1,903	952	875	174	87	80	83	101,875	6,290	36,000	4,475	15,580	16,054	23,476	16,998	12,188	8,571	5,820
High Estimate
Ubaque				1,097	549	505	44	49,784	3,074	14,500	1,033	8,229	8,479	14,469	11,983	9,977	8,342	6,996
Gachetá	1,014	507	467				41	50,081	3,092	1,000	713	7,607	7,839	29,831	23,009	18,004	14,271	11,442
Mirador	2,777	1,388	1,277				111	137,111	8,465	9,625	1,945	20,827	21,460	74,789	52,490	37,589	27,411	20,310
C8	3,085	1,543	1,419				123	152,345	9,406	17,625	2,843	23,141	23,844	75,486	61,618	50,910	42,516	35,838
C7	2,341	1,170	1,077				94	115,572	7,135	1,625	2,309	17,555	18,089	68,859	45,586	30,882	21,361	15,048
C5	1,915	958	881				77	94,559	5,838	1,500	1,853	14,363	14,800	56,205	29,919	16,462	9,333	5,433
C3	761	380	350				30	37,561	2,319	1,125	534	5,705	5,879	21,998	9,808	4,547	2,185	1,084
Total High	11,893	5,947	5,471	1,097	549	505	520	637,014	39,329	47,000	11,229	97,428	100,390	341,638	234,413	168,371	125,418	96,152

Notes: 1. The Low Estimate in the Morichito Norte 1 Prospect is uneconomic.
2.  The Ubaque Oil is estimated at 15oAPI and is considered as heavy oil.

Table IV-2 Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque, Gachetá and Mirador Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	76	38	35	3	3,432	212	11,000	135	567	585	(9,067)
2014	77	39	36	99	49	45	7	8,286	512	4,000	314	1,318	1,359	784
2015	210	105	97	-	-	-	8	10,360	640	3,250	485	1,574	1,621	2,791
2016	141	71	65	-	-	-	6	6,974	431	-	513	1,059	1,092	3,879
2017	99	49	46	-	-	-	4	4,886	302	-	513	742	765	2,565
2018	71	36	33	-	-	-	3	3,506	216	250	506	533	549	1,452
2019	25	12	11	-	-	-	1	1,224	76	500	207	186	192	64
Total	623	312	287	174	87	80	32	38,667	2,387	19,000	2,672	5,979	6,161	2,467

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,467	797	(385)	(1,226)	(1,826)

Table IV-3 Summary of Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque, Gachetá, and Mirador Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	213	107	98	9	9,682	598	14,500	143	1,600	1,649	(8,808)
2014	-	-	-	517	259	238	21	23,463	1,449	-	428	3,878	3,996	13,712
2015	55	28	25	332	166	153	16	17,814	1,100	250	420	2,908	2,996	10,140
2016	506	253	233	34	17	16	22	26,525	1,638	8,250	342	4,050	4,173	8,072
2017	929	464	427	-	-	-	37	45,862	2,831	500	577	6,966	7,178	27,809
2018	843	422	388	-	-	-	34	41,643	2,571	500	584	6,325	6,518	25,144
2019	765	382	352	-	-	-	31	37,765	2,332	500	563	5,736	5,911	22,723
2020	430	215	198	-	-	-	17	21,213	1,310	125	349	3,222	3,320	12,887
2021	220	110	101	-	-	-	9	10,880	672	250	228	1,653	1,703	6,375
2022	43	22	20	-	-	-	2	2,128	131	250	57	323	333	1,034
Total	3,791	1,896	1,744	1,097	549	505	196	236,976	14,631	25,125	3,691	36,663	37,778	119,088

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	119,088	87,482	65,569	50,023	38,749

Table IV-4 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8, C7, C5 and C3 Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	34	17	16	1	1,689	104	9,500	43	257	264	(8,479)
2014	328	164	151	13	16,189	1,000	4,000	492	2,459	2,534	5,705
2015	319	159	147	13	15,738	972	1,375	449	2,391	2,463	8,089
2016	293	147	135	12	14,488	894	1,125	378	2,201	2,268	7,622
2017	219	109	101	9	10,812	668	750	292	1,642	1,692	5,768
2018	87	43	40	3	4,292	265	250	150	652	672	2,304
Total	1,280	640	589	51	63,208	3,902	17,000	1,803	9,601	9,893	21,009

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	21,009	16,201	12,573	9,798	7,645

Table IV-5 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8, C7, C5 and C3 Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	94	47	43	4	4,645	287	11,500	43	706	727	(8,617)
2014	1,028	514	473	41	50,766	3,134	6,000	556	7,711	7,946	25,419
2015	775	387	356	31	38,263	2,362	-	599	5,812	5,989	23,501
2016	552	276	254	22	27,266	1,683	-	599	4,142	4,268	16,575
2017	406	203	187	16	20,050	1,238	-	599	3,046	3,138	12,030
2018	439	220	202	18	21,679	1,338	1,625	556	3,293	3,393	11,474
2019	811	405	373	32	40,023	2,471	-	513	6,079	6,264	24,696
2020	561	280	258	22	27,686	1,709	-	513	4,205	4,333	16,925
2021	402	201	185	16	19,871	1,227	-	513	3,018	3,110	12,003
2022	298	149	137	12	14,699	907	-	513	2,233	2,301	8,745
2023	578	289	266	23	28,516	1,761	1,375	435	4,331	4,463	16,151
2024	567	284	261	23	28,010	1,729	-	428	4,255	4,384	17,215
2025	400	200	184	16	19,727	1,218	-	428	2,997	3,088	11,998
2026	291	145	134	12	14,368	887	-	428	2,182	2,249	8,622
2027	306	153	141	12	15,096	932	1,000	371	2,293	2,363	8,138
2028	386	193	177	15	19,038	1,175	-	257	2,892	2,980	11,735
2029	209	105	96	8	10,334	638	375	192	1,570	1,617	5,942
Total	8,102	4,051	3,727	324	400,038	24,698	21,875	7,538	60,765	62,612	222,550

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	222,550	146,930	102,801	75,395	57,403

Table IV-6 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	76	38	35	3	3,432	212	11,000	135	567	585	-9,067
2014	99	49	45	4	4,469	276	0	207	739	761	2,487
Total	174	87	80	7	7,902	488	11,000	342	1,306	1,346	-6,580

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-6,580	-6,228	-5,906	-5,612	-5,343

Table IV-7 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Ubaque Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	213	107	98	9	9,682	598	14,500	143	1,600	1,649	-8,808
2014	517	259	238	21	23,463	1,449	0	428	3,878	3,996	13,712
2015	332	166	153	13	15,078	931	0	392	2,492	2,568	8,695
2016	34	17	16	1	1,561	96	0	71	258	266	869
Total	1,097	549	505	44	49,784	3,074	14,500	1,033	8,229	8,479	14,469

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	14,469	11,983	9,977	8,342	6,996

Table IV-8 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Gachetá Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	74	37	34	3	3,672	227	750	100	558	575	1,463
2015	104	52	48	4	5,115	316	-	178	777	801	3,043
Total	178	89	82	7	8,787	543	750	278	1,335	1,375	4,507

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	4,507	3,862	3,337	2,905	2,546

Table IV-9 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Gachetá Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	55	28	25	2	2,737	169	250	29	416	428	1,445
2016	310	155	142	12	15,291	944	500	185	2,323	2,393	8,945
2017	431	215	198	17	21,258	1,312	250	306	3,229	3,327	12,833
2018	197	99	91	8	9,750	602	-	171	1,481	1,526	5,970
2019	21	11	10	1	1,046	65	-	21	159	164	637
Total	1,014	507	467	41	50,081	3,092	1,000	713	7,607	7,839	29,831

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	29,831	23,009	18,004	14,271	11,442

Table IV-10 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Mirador Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	3	1	1	0	144	9	3,250	7	22	23	-3,166
2015	106	53	49	4	5,245	324	3,250	306	797	821	-253
2016	141	71	65	6	6,974	431	0	513	1,059	1,092	3,879
2017	99	49	46	4	4,886	302	0	513	742	765	2,565
2018	71	36	33	3	3,506	216	250	506	533	549	1,452
2019	25	12	11	1	1,224	76	500	207	186	192	64
Total	445	223	205	18	21,978	1,357	7,250	2,052	3,338	3,440	4,541

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	4,541	3,163	2,184	1,481	972

Table IV-11 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the Mirador Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	196	98	90	8	9,674	597	7,750	86	1,469	1,514	-1,742
2017	498	249	229	20	24,604	1,519	250	271	3,737	3,851	14,976
2018	646	323	297	26	31,893	1,969	500	413	4,844	4,992	19,174
2019	744	372	342	30	36,719	2,267	500	542	5,578	5,747	22,086
2020	430	215	198	17	21,213	1,310	125	349	3,222	3,320	12,887
2021	220	110	101	9	10,880	672	250	228	1,653	1,703	6,375
2022	43	22	20	2	2,128	131	250	57	323	333	1,034
Total	2,777	1,388	1,277	111	137,111	8,465	9,625	1,945	20,827	21,460	74,789

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	74,789	52,490	37,589	27,411	20,310

Table IV-12 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	34	17	16	1	1,689	104	9,500	43	257	264	-8,479
2014	328	164	151	13	16,189	1,000	4,000	492	2,459	2,534	5,705
2015	119	59	55	5	5,858	362	125	235	890	917	3,330
Total	481	240	221	19	23,737	1,465	13,625	770	3,606	3,715	556

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	556	-24	-469	-813	-1,079

Table IV-13 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C8 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	94	47	43	4	4,645	287	11,500	43	706	727	-8,617
2014	1,028	514	473	41	50,766	3,134	6,000	556	7,711	7,946	25,419
2015	775	387	356	31	38,263	2,362	0	599	5,812	5,989	23,501
2016	552	276	254	22	27,266	1,683	0	599	4,142	4,268	16,575
2017	406	203	187	16	20,050	1,238	0	599	3,046	3,138	12,030
2018	230	115	106	9	11,355	701	125	449	1,725	1,777	6,578
Total	3,085	1,543	1,419	123	152,345	9,406	17,625	2,843	23,141	23,844	75,486

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	75,486	61,618	50,910	42,516	35,838

Table IV-14 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	200	100	92	8	9,880	610	1,250	214	1,501	1,546	4,759
2016	170	85	78	7	8,408	519	125	249	1,277	1,316	4,921
Total	370	185	170	15	18,287	1,129	1,375	463	2,778	2,862	9,680

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	9,680	7,965	6,621	5,555	4,699

Table IV-15 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-
2018	209	105	96	8	10,324	637	1,500	107	1,568	1,616	4,896
2019	811	405	373	32	40,023	2,471	-	513	6,079	6,264	24,696
2020	561	280	258	22	27,686	1,709	-	513	4,205	4,333	16,925
2021	402	201	185	16	19,871	1,227	-	513	3,018	3,110	12,003
2022	298	149	137	12	14,699	907	-	513	2,233	2,301	8,745
2023	60	30	28	2	2,969	183	125	150	451	465	1,596
Total	2,341	1,170	1,077	94	115,572	7,135	1,625	2,309	17,555	18,089	68,859

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	68,859	45,586	30,882	21,361	15,048

Table IV-16 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C5 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	123	62	57	5	6,080	375	1,000	128	924	952	2,701
2017	180	90	83	7	8,882	548	250	242	1,349	1,390	5,102
Total	303	152	139	12	14,962	924	1,250	371	2,273	2,342	7,803

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	7,803	6,072	4,785	3,815	3,073

Table IV-17 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C5 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-
2023	517	259	238	21	25,546	1,577	1,250	285	3,880	3,998	14,555
2024	567	284	261	23	28,010	1,729	-	428	4,255	4,384	17,215
2025	400	200	184	16	19,727	1,218	-	428	2,997	3,088	11,998
2026	291	145	134	12	14,368	887	-	428	2,182	2,249	8,622
2027	140	70	64	6	6,908	426	250	285	1,049	1,081	3,816
Total	1,915	958	881	77	94,559	5,838	1,500	1,853	14,363	14,800	56,205

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	56,205	29,919	16,462	9,333	5,433

Table IV-18 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C3 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	39	20	18	2	1,930	119	500	50	293	302	665
2018	87	43	40	3	4,292	265	250	150	652	672	2,304
Total	126	63	58	5	6,221	384	750	200	945	974	2,969

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,969	2,187	1,636	1,240	952

Table IV-19 Prospective Resources and Net Present Values of the Morichito Norte 1 Prospect in the C3 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-
2027	166	83	76	7	8,188	506	750	86	1,244	1,282	4,322
2028	386	193	177	15	19,038	1,175	-	257	2,892	2,980	11,735
2029	209	105	96	8	10,334	638	375	192	1,570	1,617	5,942
Total	761	380	350	30	37,561	2,319	1,125	534	5,705	5,879	21,998

NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	21,998	9,808	4,547	2,185	1,084

V
Evaluation of the Morichito 8 Prospect in the Morichito Block

The 3-D seismic mapping has identified seven potential formations from bottom up: Ubaque, Gachetá, Mirador, C8, C7, C5 and C3 Formations.  Prospective resources (prospect) are assigned using volumetric methods and the estimates are shown in the latter part of this section.  Due to limited assigned resources in the low estimate case because of small areas and low net pay thicknesses, all low estimates in the potential formations are deemed uneconomic.

In the low estimate, the resources in this prospect are economical.  In the best estimate, a total of two deep Ubaque and two deep Mirador wells are to be developed.  The Gachetá Formation is to be re-completed after the production of the Ubaque is depleted.  After depletion of the Gachetá Formation, the wells will then re-complete in the Mirador Formation.  The two Mirador wells are to produce from that formation.  A total of four shallow C8 wells are to be developed at the same time.  Production will be in sequence starting from C8, re-completion in C7 after C8 is depleted, re-completion in C5 after C7 is depleted, and then C3 after C5 is depleted.  In the high estimate, a total of two deep Ubaque wells, one Gachetá and one Mirador wells are to be developed.  After depletion of the Ubaque, the two wells recomplete in the Gachetá Formation.  After depletion of the Gachetá, the wells re-complete in the Mirador Formation.  The Mirador well only produces from that formation.  A total of four shallow C8 wells are to be developed at the same time.  Production will be in sequence starting from C8, re-completion in C7 after C8 is depleted, re-completion in C5 after C7 is depleted, and then C3 after C5 is depleted.  The cost differences of the deep and shallow wells are differentiated in the Additional Capital Costs.  The number of wells required for development and well drainage are shown in the volumetric estimations of each prospect.

Assuming a successful exploration program in this prospect, the development program is as follows:

Capital Expenses

		Work Program and Capital Cost
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2013	Drill, complete, facilities & tie-in 2 wells	11,000	5,500
		Drill, complete, facilities & tie-in 3 wells	14,000	7,000
		Recompletion & facilities 1 well	500	250
		Total 2013	25,500	12,750
	2014	Recompletion 1 well	500	250
		Drill, complete, facilities & tie-in 1 well	4,000	2,000
		Total 2014	4,500	2,250
	2015	Drill, complete, facilities & tie-in 2 wells and Recompletion 2 wells	12,000	6,000
		Recompletion 3 wells	1,500	750
		Total 2015	13,500	6,750
	2016	Recompletion 3 wells	1,500	750
		Total 2016	1,500	750
	2017	Recompletion 3 wells	1,500	750
		Total 2017	1,500	750
		Total Best Estimate	46,500	23,250

High	2013	Drill, complete, facilities & tie-in 2 wells	12,000	6,000
		Drill, complete, facilities & tie-in 3 wells	17,000	8,500
		Total 2013	29,000	14,500
	2014	Drill, complete & tie-in 1 well	4,000	2,000
		Total 2014	4,000	2,000
	2016	Drill, complete, facilities 1 well and Recompletion 2 wells	6,000	3,000
		Total 2016	6,000	3,000
	2017	Recompletion 3 wells	1,500	750
		Total 2017	1,500	750
	2018	Drill, complete, facilities 1 well and Recompletion 3 wells	7,500	3,750
		Total 2018	7,500	3,750
	2021	Recompletion 3 wells	1,500	750
		Total 2021	1,500	750
	2025	Recompletion 3 wells	1,500	750
		Total 2025	1,500	750
		Total High Estimate	51,000	25,500

Additional Capital Costs are as follows:

Deep wells (Ubaque–2 wells, Gachetá & Mirador – 1 each)                                        $5,000,000 per well
Shallow well (C8 – 4 wells)                                                                                                $4,000,000 per well
Production facilities costs                                                                                                 $2,000,000 per 1,000 bopd
Re-completion costs                                                                                                           $500,000 per formation
Abandonment costs net of salvage values                                                                    $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                                    $14,300 per month per well
Operating Costs – Variable                                                                                               $15.00 per bbl
Transportation Costs                                                                                                         $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                                             50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                                                               see Constant Oil Price
Effective Date of Evaluation                                                                                            August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates

Formation	Estimate	Initial Rates, bopd	Production Starts
Ubaque	Best	200	Q2 2013
	High	450	Q2 2013

Gachetá	Best	250	Q4 2013
	High	450	Q1 2016

Mirador	Best	200	Q2 2015
	High	550	Q2 2018

C8	Best	200	Q4 2013
	High	600	Q4 2013

C7	Best	200	Q2 2015
	High	600	Q3 2017

C5	Best	200	Q3 2016
	High	600	Q2 2021

C3	Best	200	Q4 2017
	High	500	Q1 2025

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            Ubaque

Estimates	Low	Best	High
Well Depth (feet)		6,300-6,450

Area (acre)	20	60	90
Gross Pay (ft)
Effective Volume (acre.ft)	40	360	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	360	1,800

Porosity (%)	20%	23%	25%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	635	812	1,016
Petroleum Originally in Place (Mbbl)	25	292	1,829
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.08	73.07	548.60
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.08	73.07	548.60
Development Wells/Recompletions Required                                                                                                         1                                       2                                       2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            Gachetá

Estimates	Low	Best	High
Well Depth (feet)		6,200-6,300

Area (acre)	20	80	110
Net Pay (ft)	4	10	20
Effective Volume (acre.ft)	80	800	2,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	80	800	2,200

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	56	693	2,324
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	11.17	173.20	697.33
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	11.17	173.20	697.33
Development Wells/Recompletions Required                                                                                                          1                                      2                                     3
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            Mirador

Estimates	Low	Best	High
Well Depth (feet)		5,950-6,200

Area (acre)	30	157	160
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	60	942	3,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	60	942	3,200

Porosity (%)	23%	25%	27%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	730	902	1,197
Petroleum Originally in Place (Mbbl)	44	850	3,830
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	10.51	271.93	1,532.09
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	10.51	271.93	1,532.09

Development Wells/Recompletions Required                                                                                                     1                                    4                                      4
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            C8

Estimates	Low	Best	High
Well Depth (feet)		5,800-5,950
Well

Area (acre)	30	157	160
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	60	942	3,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	60	942	3,200

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	46	918	4,256
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	10.97	293.68	1,702.33
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	10.97	293.68	1,702.33

Development Wells/Recompletions Required                                                                                                  1                                  4                                        4
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            C7

Estimates	Low	Best	High
Well Depth (feet)		5,700-5,800

Area (acre)	15	114	120
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	684	2,400
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	684	2,400

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	23	666	3,192
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	5.48	213.25	1,276.75
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.48	213.25	1,276.75

Development Wells/Recompletions Required                                                                                                  1                                  3                                         3
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            C5

Estimates	Low	Best	High
Well Depth (feet)		5,500-5,700

Area (acre)	15	100	120
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	600	2,400
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	600	2,400

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	23	585	3,192
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	5.48	187.06	1,276.75
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.48	187.06	1,276.75

Development Wells/Recompletions Required                                                                                                  1                                   3                                       3
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito 8 Prospect

Formation Name                                                                                            C3

Estimates	Low	Best	High
Well Depth (feet)		5,300-5,500

Area (acre)	15	111	120
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	666	2,400
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	666	2,400

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	21	577	2,536
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	4.19	144.19	760.73
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	4.19	144.19	760.73

Development Wells/Recompletions Required                                                                                                  1                                  3                                         3
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure V-1 Structural Top of Ubaque Formation in the Morichito 8 Prospect

Figure V-2 Structural Top of Gachetá Formation in the Morichito 8 Prospect

Figure V-3 Structural Top of Mirador Formation in the Morichito 8 Prospect

Figure V-4 Structural Top of C7 Formation in the Morichito 8 Prospect

Figure V-5 Structural Top of C5 Formation in the Morichito 8 Prospect

Figure V-6 Structural Top of C3 Formation in the Morichito 8 Prospect

Figure V-7 Crossline 1065 showing the Potential Formations in the Morichito 8 Prospect

Figure V-8 Inline 1188 showing the Potential Formations in the Morichito 8 Prospect

Table V-1 Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Best Estimate
Ubaque				73	37	34	3	3,315	205	5,500	100	548	565	(3,602)	(3,371)	(3,166)	(2,982)	(2,816)
Gachetá	173	87	80				7	8,552	428	500	214	1,299	1,339	4,773	4,163	3,657	3,235	2,878
Mirador	272	136	125				11	13,426	829	6,500	428	2,039	2,101	1,529	1,187	930	736	586
C8	294	147	135				12	14,501	895	9,125	456	2,203	2,270	(448)	(742)	(964)	(1,132)	(1,258)
C7	213	107	98				9	10,529	650	750	342	1,599	1,648	5,540	4,567	3,804	3,197	2,709
C5	187	94	86				7	9,236	570	875	278	1,403	1,446	4,664	3,597	2,809	2,221	1,774
C3	144	72	66				6	7,119	440	1,125	214	1,081	1,114	3,145	2,283	1,682	1,257	951
Total Best	1,283	642	590	73	37	34	54	66,679	4,016	24,375	2,031	10,173	10,482	15,602	11,683	8,753	6,532	4,824
High Estimate
Ubaque				549	274	252	22	24,892	1,537	6,000	485	4,115	4,240	8,516	7,247	6,215	5,368	4,665
Gachetá	697	349	321				28	34,431	2,126	3,000	556	5,230	5,389	18,130	13,991	10,945	8,669	6,941
Mirador	1,532	766	705				61	75,647	4,670	4,250	1,226	11,491	11,840	42,171	28,715	19,961	14,138	10,181
C8	1,702	851	783				68	84,053	5,189	10,625	1,254	12,767	13,156	41,061	34,034	28,490	24,060	20,475
C7	1,277	638	587				51	63,040	3,892	750	941	9,576	9,867	38,015	26,897	19,399	14,236	10,609
C5	1,277	638	587				51	63,040	3,892	750	941	9,576	9,867	38,015	22,418	13,591	8,448	5,368
C3	761	380	350				30	37,561	2,319	1,125	534	5,705	5,879	21,998	11,075	5,765	3,093	1,705
Total High	7,246	3,623	3,333	549	274	252	312	382,663	23,625	26,500	5,935	58,459	60,236	207,907	144,377	104,366	78,013	59,945

Note: 1. The Low Estimate in the Morichito 8 Prospect is uneconomic.
2.  The Ubaque Oil is estimated at 15oAPI and is considered as heavy oil.

Table V-2 Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque, Gachetá, and Mirador Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	7	4	3	53	27	25	2	2,785	168	5,750	78	456	469	(4,136)
2014	117	58	54	20	10	9	5	6,666	344	250	164	1,024	1,056	3,828
2015	217	108	100	-	-	-	9	10,697	632	6,000	306	1,625	1,674	460
2016	104	52	48	-	-	-	4	5,145	318	500	192	782	805	2,548
Total	445	223	205	73	37	34	21	25,294	1,461	12,500	741	3,886	4,005	2,700

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,700	1,979	1,422	989	648

Table V-3 Summary of Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque, Gachetá, and Mirador Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	163	82	75	7	7,400	457	6,000	100	1,223	1,260	(1,640)
2014	-	-	-	212	106	97	8	9,600	593	-	171	1,587	1,635	5,614
2015	-	-	-	146	73	67	6	6,605	408	-	171	1,092	1,125	3,809
2016	297	149	137	28	14	13	13	15,959	985	3,000	228	2,441	2,516	6,789
2017	301	151	138	-	-	-	12	14,865	918	-	257	2,258	2,327	9,106
2018	496	248	228	-	-	-	20	24,506	1,513	3,750	314	3,722	3,836	11,372
2019	518	259	238	-	-	-	21	25,564	1,578	-	342	3,883	4,001	15,760
2020	363	182	167	-	-	-	15	17,930	1,107	-	342	2,723	2,806	10,951
2021	232	116	107	-	-	-	9	11,458	707	375	306	1,741	1,793	6,536
2022	22	11	10	-	-	-	1	1,083	67	125	36	165	170	522
Total	2,229	1,115	1,026	549	274	252	111	134,970	8,333	13,250	2,266	20,835	21,469	68,818

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	68,818	49,953	37,121	28,175	21,788

Table V-4 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8, C7, C5 and C3 Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	17	9	8	1	854	53	7,000	21	130	134	-6,483
2014	225	112	103	9	11,085	684	2,000	335	1,684	1,735	4,647
2015	176	88	81	7	8,707	538	875	271	1,323	1,363	4,338
2016	139	70	64	6	6,879	425	750	235	1,045	1,077	3,348
2017	154	77	71	6	7,594	469	875	235	1,154	1,189	3,673
2018	127	63	58	5	6,265	387	375	192	952	981	3,379
Total	838	419	386	34	41,385	2,555	11,875	1,290	6,286	6,477	12,902

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	12,902	9,705	7,331	5,543	4,176

Table V-5 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8, C7, C5 and C3 Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	52	26	24	2	2,563	158	8,500	21	389	401	-6,907
2014	674	337	310	27	33,254	2,053	2,000	335	5,051	5,205	18,610
2015	475	238	219	19	23,464	1,449	0	342	3,564	3,673	14,437
2016	339	170	156	14	16,750	1,034	0	342	2,544	2,622	10,208
2017	361	181	166	14	17,848	1,102	875	299	2,711	2,793	10,067
2018	463	231	213	19	22,846	1,410	0	257	3,470	3,576	14,133
2019	322	161	148	13	15,888	981	0	257	2,413	2,487	9,751
2020	232	116	107	9	11,453	707	0	257	1,740	1,793	6,957
2021	393	197	181	16	19,416	1,199	750	235	2,949	3,039	11,244
2022	421	210	194	17	20,784	1,283	0	257	3,157	3,253	12,834
2023	296	148	136	12	14,595	901	0	257	2,217	2,284	8,936
2024	214	107	99	9	10,575	653	0	257	1,606	1,655	6,404
2025	391	196	180	16	19,312	1,192	750	235	2,933	3,023	11,178
2026	320	160	147	13	15,798	975	0	257	2,400	2,473	9,694
2027	64	32	29	3	3,148	194	375	64	478	493	1,543
Total	5,017	2,508	2,308	201	247,693	15,292	13,250	3,669	37,624	38,768	139,089

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	139,089	94,424	67,244	49,837	38,157

Table V-6 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	53	27	25	2	2,425	150	5,500	71	401	413	-4,110
2014	20	10	9	1	890	55	0	29	147	152	508
Total	73	37	34	3	3,315	205	5,500	100	548	565	-3,602

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-3,602	-3,371	-3,166	-2,982	-2,816

Table V-7 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Ubaque Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	163	82	75	7	7,400	457	6,000	100	1,223	1,260	-1,640
2014	212	106	97	8	9,600	593	0	171	1,587	1,635	5,614
2015	146	73	67	6	6,605	408	0	171	1,092	1,125	3,809
2016	28	14	13	1	1,287	79	0	43	213	219	733
Total	549	274	252	22	24,892	1,537	6,000	485	4,115	4,240	8,516

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	8,516	7,247	6,215	5,368	4,665

Table V-8 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Gachetá Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	7	4	3	0	360	18	250	7	55	56	(26)
2014	117	58	54	5	5,775	289	250	135	877	904	3,320
2015	49	24	23	2	2,416	121	-	71	367	378	1,479
Total	173	87	80	7	8,552	428	500	214	1,299	1,339	4,773

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	4,773	4,163	3,657	3,235	2,878

Table V-9 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Gachetá Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	297	149	137	12	14,672	906	3,000	185	2,229	2,296	6,056
2017	301	151	138	12	14,865	918	-	257	2,258	2,327	9,106
2018	99	50	46	4	4,894	302	-	114	743	766	2,969
Total	697	349	321	28	34,431	2,126	3,000	556	5,230	5,389	18,130

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	18,130	13,991	10,945	8,669	6,941

Table V-10 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Mirador Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	168	84	77	7	8,281	511	6,000	235	1,258	1,296	-1,019
2016	104	52	48	4	5,145	318	500	192	782	805	2,548
Total	272	136	125	11	13,426	829	6,500	428	2,039	2,101	1,529

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	1,529	1,187	930	736	586

Table V-11 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the Mirador Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0
2018	397	199	183	16	19,612	1,211	3,750	200	2,979	3,070	8,403
2019	518	259	238	21	25,564	1,578	0	342	3,883	4,001	15,760
2020	363	182	167	15	17,930	1,107	0	342	2,723	2,806	10,951
2021	232	116	107	9	11,458	707	375	306	1,741	1,793	6,536
2022	22	11	10	1	1,083	67	125	36	165	170	522
Total	1,532	766	705	61	75,647	4,670	4,250	1,226	11,491	11,840	42,171

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	42,171	28,715	19,961	14,138	10,181

Table V-12 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	17	9	8	1	854	53	7,000	21	130	134	-6,483
2014	225	112	103	9	11,085	684	2,000	335	1,684	1,735	4,647
2015	52	26	24	2	2,562	158	125	100	389	401	1,389
Total	294	147	135	12	14,501	895	9,125	456	2,203	2,270	-448

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-448	-742	-964	-1,132	-1,258

Table V-13 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C8 Formation High Estimate
Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	52	26	24	2	2,563	158	8,500	21	389	401	-6,907
2014	674	337	310	27	33,254	2,053	2,000	335	5,051	5,205	18,610
2015	475	238	219	19	23,464	1,449	0	342	3,564	3,673	14,437
2016	339	170	156	14	16,750	1,034	0	342	2,544	2,622	10,208
2017	162	81	75	6	8,022	495	125	214	1,218	1,256	4,714
Total	1,702	851	783	68	84,053	5,189	10,625	1,254	12,767	13,156	41,061

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	41,061	34,034	28,490	24,060	20,475

Table V-14 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	124	62	57	5	6,146	379	750	171	934	962	2,950
2016	89	44	41	4	4,383	271	0	171	666	686	2,590
Total	213	107	98	9	10,529	650	750	342	1,599	1,648	5,540

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	5,540	4,567	3,804	3,197	2,709

Table V-15 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	199	100	92	8	9,826	607	750	86	1,493	1,538	5,353
2018	463	231	213	19	22,846	1,410	0	257	3,470	3,576	14,133
2019	322	161	148	13	15,888	981	0	257	2,413	2,487	9,751
2020	232	116	107	9	11,453	707	0	257	1,740	1,793	6,957
2021	61	31	28	2	3,026	187	0	86	460	474	1,821
Total	1,277	638	587	51	63,040	3,892	750	941	9,576	9,867	38,015

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	38,015	26,897	19,399	14,236	10,609

Table V-16 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C5 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	51	25	23	2	2,496	154	750	64	379	391	758
2017	137	68	63	5	6,740	416	125	214	1,024	1,055	3,907
Total	187	94	86	7	9,236	570	875	278	1,403	1,446	4,664

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	4,664	3,597	2,809	2,221	1,774

Table V-17 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C5 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0	0	0
2021	332	166	153	13	16,390	1,012	750	150	2,490	2,565	9,423
2022	421	210	194	17	20,784	1,283	0	257	3,157	3,253	12,834
2023	296	148	136	12	14,595	901	0	257	2,217	2,284	8,936
2024	214	107	99	9	10,575	653	0	257	1,606	1,655	6,404
2025	14	7	6	1	697	43	0	21	106	109	417
Total	1,277	638	587	51	63,040	3,892	750	941	9,576	9,867	38,015

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	38,015	22,418	13,591	8,448	5,368

Table V-18 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C3 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	17	9	8	1	854	53	750	21	130	134	-233
2018	127	63	58	5	6,265	387	375	192	952	981	3,379
Total	144	72	66	6	7,119	440	1,125	214	1,081	1,114	3,145

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	3,145	2,283	1,682	1,257	951

Table V-19 Prospective Resources and Net Present Values of the Morichito 8 Prospect in the C3 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0
2020	0	0	0	0	0	0	0	0	0	0	0
2021	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0
2023	0	0	0	0	0	0	0	0	0	0	0
2024	0	0	0	0	0	0	0	0	0	0	0
2025	377	189	173	15	18,615	1,149	750	214	2,828	2,914	10,761
2026	320	160	147	13	15,798	975	0	257	2,400	2,473	9,694
2027	64	32	29	3	3,148	194	375	64	478	493	1,543
Total	761	380	350	30	37,561	2,319	1,125	534	5,705	5,879	21,998

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	21,998	11,075	5,765	3,093	1,705

VI	Evaluation of the Morichito Norte 2 Prospect in the Morichito Block

The 3-D seismic mapping has identified five potential formations from bottom up: Ubaque, Gachetá, C7, C5 and C3 Formations.  Prospective resources (prospect) are assigned using volumetric methods and the estimates are shown in the latter part of this section.  Due to limited assigned resources in the low estimate case because of small areas and low net pay thicknesses, all low estimates in the potential formations are deemed uneconomic.

In the low estimate, the resources in this prospect are economical.  In the best estimate, a total of four Ubaque wells are to be developed.  After depletion of the Ubaque production, two of the wells re-complete in the Gachetá Formation and the remaining two wells re-complete in the C7 Formation. After depletion of the Gachetá production, one well re-completes in the C5 Formation and the other re-completes in the C3 Formation.  In the high estimate, a total of five Ubaque wells are to be developed.  After depletion of the Ubaque production, two wells re-complete in the Gachetá Formation, two wells re-complete in the C7 Formation and one well re-complete in the C5 Formation.  After depletion of the Gachetá production, one well re-completes in the C5 Formation and the other re-completes in the C3 Formation.  After depletion of the C7 Formation in one of the two wells, it then recompletes the C3 Formation.  The number of wells required for development and well drainage are shown in the volumetric estimations of each prospect.

In the drilling program, the wells are to be drilled to the Ubaque Formation and will be selective re-completed in the Gachetá, C7, C5 and C3 Formations once the initial formation is depleted.

Assuming a successful exploration program in this prospect, the development program is as follows:

Capital Expenses

		Work Program and Capital Cost
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2013	Drill, complete & tie-in 1 well	5,000	2,500
		Total 2013	5,000	2,500
	2014	Drill, complete, facilities & tie-in 3 wells	6,000	3,000
		Recompletion 2 wells	1,000	500
		Total 2014	7,000	3,500
	2015	Recompletion 2 wells	1,000	500
		Total 2015	1,000	500
	2016	Recompletion 1 well	500	250
		Total 2016	500	250
	2018	Recompletion 1 well	500	250
		Total 2018	500	250
		Total Best Estimate	13,500	6,750
High
	2013	Drill, complete & tie-in 1 well	5,000	2,500
		Total 2013	5,000	2,500
	2014	Drill, complete, facilities & tie-in 4 wells	24,000	12,000
		Total 2014	24,000	12,000
	2016	Recompletion 2 wells	1,000	500
		Recompletion 2 wells & facilities	2,000	1,000
		Recompletion 1 well	500	250
		Total 2016	3,500	1,750
	2020	Recompletion 1 well	500	250
		Recompletion 1 well	500	250
		Total 2020	1,000	500
	2022	Recompletion 1 well	500	250
		Total 2022	500	250
		Total High Estimate	34,000	17,000

Additional Capital Costs are as follows:

Deep well (to Ubaque)                                                                                     $5,000,000 per well
Production facilities costs                                                                               $2,000,000 per 1,000 bopd
Re-completion costs                                                                                         $500,000 per formation
Abandonment costs net of salvage values                                                  $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                   $14,300 per month per well
Operating Costs – Variable                                                                              $15.00 per bbl
Transportation Costs                                                                                        $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                             50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                              see Constant Oil Price
Effective Date of Evaluation                                                                            August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates

Formation	Estimate	Initial Rates, bopd	Production Starts
Ubaque	Best	250	Q1 2014
	High	400	Q1 2014

Gachetá	Best	200	Q4 2014
	High	400	Q3 2016

C7	Best	200	Q3 2015
	High	550	Q3 2016

C5	Best	250	Q4 2016
	High	600	Q4 2016

C3	Best	200	Q3 2018
	High	500	Q2 2020

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 2 Prospect

Formation Name                                                                                            Ubaque

Estimates	Low	Best	High
Well Depth (feet)		6,300-6,450

Area (acre)	20	162	180
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	40	972	3,600
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	972	3,600

Porosity (%)	20%	23%	25%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	635	812	1,016
Petroleum Originally in Place (Mbbl)	25	789	3,657
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.08	197.29	1,097.20
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.08	197.29	1,097.20

Development Wells/Recompletions Required                                                                                                    1                                        4                                       5
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 2 Prospect

Formation Name                                                                                            Gachetá

Estimates	Low	Best	High
Well Depth (feet)		6,200-6,300

Area (acre)	20	71	90
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	40	426	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	426	1,800

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	28	369	1,902
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.59	92.23	570.55
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.59	92.23	570.55

Development Wells/Recompletions Required                                                                                                       1                                    2                                      2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 2 Prospect

Formation Name                                                                                            C7

Estimates	Low	Best	High
Well Depth (feet)		5,700-5,950

Area (acre)	20	68	90
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	40	408	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	408	1,800

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	30	397	2,394
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	7.31	127.20	957.56
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	7.31	127.20	957.56

Development Wells/Recompletions Required                                                                                                   1                                    2                                         2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 2 Prospect

Formation Name                                                                                            C5

Estimates	Low	Best	High
Well Depth (feet)		5,500-5,700

Area (acre)	15	56	80
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	336	1,600
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	336	1,600

Porosity (%)	24%	27%	30%
Water Saturation (%)	55%	50%	40%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	23	327	2,128
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	5.48	104.75	851.16
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.48	104.75	851.16

Development Wells/Recompletions Required                                                                                                 1                                   1                                         2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Morichito Norte 2 Prospect

Formation Name                                                                                            C3

Estimates	Low	Best	High
Well Depth (feet)		5,300-5500

Area (acre)	15	56	80
Gross Pay (ft)
Net-to-Gross (%)
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	336	1,600
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	336	1,600

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)	1.1	1.075	1.05

Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	21	291	1,691
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	4.19	72.74	507.15
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	4.19	72.74	507.15

Development Wells/Recompletions Required                                                                                                  1                                    1                                       2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure VI-1 Structural Top of Ubaque Formation in the Morichito Norte 2 Prospect

Figure VI-2 Structural Top of Gachetá Formation in the Morichito Norte 2 Prospect

Figure VI-3 Structural Top of C7 Formation in the Morichito Norte 2 Prospect

Figure VI-4 Structural Top of C4 (C5, C3) Formation in the Morichito Norte 2 Prospect

Figure VI-5 Crossline 1193 showing the Potential Formations in the Morichito Norte 2 Prospect

Figure VI-6 Inline 1515 showing the Potential Formations in the Morichito Norte 2 Prospect

Table VI-1 Summary of Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$
Best Estimate
Ubaque Formation				99	49	45	4	4,476	276	5,500	114	740	762
Gachetá Formation	92	46	42				4	4,554	281	500	143	692	713
C7 Formation	127	64	59				5	6,280	388	625	200	954	983
C5 Formation	105	52	48				4	5,172	319	250	143	786	810
C3 Formation	73	36	33				3	3,592	222	375	114	546	562
Total Best Estimate	397	198	183	99	49	45	20	24,074	1,486	7,250	713	3,717	3,830
High Estimate
Ubaque Formation				1,097	549	505	44	49,784	3,074	14,500	1,033	8,229	8,479
Gachetá Formation	571	285	262				23	28,171	1,739	500	641	4,279	4,409
C7 Formation	958	479	440				38	47,280	2,919	1,125	998	7,182	7,400
C5 Formation	851	426	392				34	42,026	2,595	750	627	6,384	6,578
C3 Formation	507	254	233				20	25,041	1,546	750	356	3,804	3,919
Total High Estimate	2,886	1,443	1,328	1,097	549	505	159	192,301	11,872	17,625	3,655	29,877	30,785

Table VI-1 continued

	L&M Oil Resources			Heavy Oil Resources			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$
Best Estimate
Ubaque Formation				99	49	45	-2,917	-2,693	-2,498	-2,327	-2,175
Gachetá Formation	92	46	42				2,226	1,892	1,621	1,400	1,217
C7 Formation	127	64	59				3,131	2,541	2,085	1,727	1,443
C5 Formation	105	52	48				2,865	2,162	1,654	1,282	1,005
C3 Formation	73	36	33				1,773	1,250	896	653	482
Total Best Estimate	397	198	183	99	49	45	7,079	5,151	3,758	2,735	1,973
High Estimate
Ubaque Formation				1,097	549	505	14,469	11,867	9,814	8,174	6,850
Gachetá Formation	571	285	262				16,602	12,404	9,423	7,267	5,679
C7 Formation	958	479	440				27,656	19,940	14,680	11,010	8,392
C5 Formation	851	426	392				25,093	17,050	11,907	8,521	6,230
C3 Formation	507	254	233				14,666	8,850	5,490	3,493	2,272
Total High Estimate	2,886	1,443	1,328	1,097	549	505	98,486	70,110	51,313	38,465	29,424

Notes: 1. The low estimates are uneconomic.
2.  The Ubaque Oil is estimated at 15oAPI and is considered as heavy oil.

Table VI-2 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque and Gachetá Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	2,500	0	0	0	-2,500
2014	28	14	13	99	49	45	5	5,877	363	3,500	150	953	982	-70
2015	64	32	29	0	0	0	3	3,153	195	0	107	479	493	1,879
Total	92	46	42	99	49	45	8	9,030	557	6,000	257	1,432	1,475	-691

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-691	-802	-877	-927	-957

Table VI-3 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque and Gachetá Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	2,500	0	0	0	-2,500
2014	0	0	0	502	251	231	20	22,768	1,406	12,000	356	3,763	3,878	1,364
2015	0	0	0	427	213	196	17	19,372	1,196	0	428	3,202	3,299	11,247
2016	119	59	55	168	84	77	11	13,513	834	500	328	2,155	2,220	7,475
2017	196	98	90	0	0	0	8	9,679	598	0	171	1,470	1,515	5,925
2018	137	69	63	0	0	0	5	6,765	418	0	171	1,028	1,059	4,090
2019	99	50	46	0	0	0	4	4,896	302	0	171	744	766	2,913
2020	19	10	9	0	0	0	1	963	59	0	50	146	151	556
Total	571	285	262	1,097	549	505	67	77,954	4,813	15,000	1,674	12,508	12,888	31,071

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	31,071	24,271	19,236	15,441	12,529

Table VI-4 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7, C5 and C3 Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	39	20	18	2	1,930	119	500	50	293	302	665
2016	95	48	44	4	4,711	291	375	157	716	737	2,435
2017	71	35	33	3	3,496	216	0	86	531	547	2,116
2018	54	27	25	2	2,662	164	250	86	404	417	1,341
2019	45	23	21	2	2,246	139	125	78	341	352	1,211
Total	305	152	140	12	15,044	929	1,250	456	2,285	2,355	7,770

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	7,770	5,953	4,635	3,662	2,930

Table VI-5 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7, C5 and C3 Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	142	71	65	6	7,005	432	1,250	64	1,064	1,096	3,098
2017	452	226	208	18	22,303	1,377	0	257	3,388	3,491	13,791
2018	313	157	144	13	15,457	954	0	257	2,348	2,419	9,479
2019	225	113	104	9	11,111	686	0	257	1,688	1,739	6,742
2020	355	178	163	14	17,533	1,082	625	321	2,663	2,744	10,097
2021	334	167	154	13	16,481	1,017	0	342	2,503	2,579	10,038
2022	241	120	111	10	11,886	734	500	257	1,805	1,860	6,730
2023	194	97	89	8	9,561	590	125	171	1,452	1,496	5,726
2024	61	30	28	2	3,011	186	125	57	457	471	1,715
Total	2,316	1,158	1,065	93	114,347	7,060	2,625	1,981	17,369	17,897	67,415

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	67,415	45,839	32,077	23,024	16,895

Table VI-6 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	2,500	0	0	0	-2,500
2014	99	49	45	4	4,476	276	3,000	114	740	762	-417
Total	99	49	45	4	4,476	276	5,500	114	740	762	-2,917

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-2,917	-2,693	-2,498	-2,327	-2,175

Table VI-7 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Ubaque Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	2,500	0	0	0	-2,500
2014	502	251	231	20	22,768	1,406	12,000	356	3,763	3,878	1,364
2015	427	213	196	17	19,372	1,196	0	428	3,202	3,299	11,247
2016	168	84	77	7	7,644	472	0	249	1,263	1,302	4,357
Total	1,097	549	505	44	49,784	3,074	14,500	1,033	8,229	8,479	14,469

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	14,469	11,867	9,814	8,174	6,850

Table VI-8 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Gachetá Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	28	14	13	1	1,401	87	500	36	213	219	347
2015	64	32	29	3	3,153	195	0	107	479	493	1,879
Total	92	46	42	4	4,554	281	500	143	692	713	2,226

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,226	1,892	1,621	1,400	1,217

Table VI-9 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the Gachetá Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	119	59	55	5	5,869	362	500	78	891	919	3,118
2017	196	98	90	8	9,679	598	0	171	1,470	1,515	5,925
2018	137	69	63	5	6,765	418	0	171	1,028	1,059	4,090
2019	99	50	46	4	4,896	302	0	171	744	766	2,913
2020	19	10	9	1	963	59	0	50	146	151	556
Total	571	285	262	23	28,171	1,739	500	641	4,279	4,409	16,602

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	16,602	12,404	9,423	7,267	5,679

Table VI-10 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	39	20	18	2	1,930	119	500	50	293	302	665
2016	88	44	41	4	4,351	269	125	150	661	681	2,466
Total	127	64	59	5	6,280	388	625	200	954	983	3,131

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	3,131	2,541	2,085	1,727	1,443

Table VI-11 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	107	54	49	4	5,306	328	1,000	50	806	831	2,292
2017	287	144	132	11	14,183	876	0	171	2,154	2,220	8,762
2018	199	100	92	8	9,848	608	0	171	1,496	1,541	6,032
2019	144	72	66	6	7,089	438	0	171	1,077	1,110	4,294
2020	106	53	49	4	5,257	325	0	171	799	823	3,140
2021	81	40	37	3	3,996	247	0	171	607	625	2,346
2022	32	16	15	1	1,601	99	125	93	243	251	791
Total	958	479	440	38	47,280	2,919	1,125	998	7,182	7,400	27,656

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	27,656	19,940	14,680	11,010	8,392

Table VI-12 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C5 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	7	4	3	0	360	22	250	7	55	56	-30
2017	71	35	33	3	3,496	216	0	86	531	547	2,116
2018	27	13	12	1	1,316	81	0	50	200	206	779
Total	105	52	48	4	5,172	319	250	143	786	810	2,865

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,865	2,162	1,654	1,282	1,005

Table VI-13 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C5 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	34	17	16	1	1,699	105	250	14	258	266	806
2017	164	82	76	7	8,120	501	0	86	1,233	1,271	5,029
2018	114	57	52	5	5,609	346	0	86	852	878	3,448
2019	81	41	37	3	4,022	248	0	86	611	629	2,448
2020	156	78	72	6	7,717	476	375	100	1,172	1,208	4,386
2021	136	68	63	5	6,714	415	0	86	1,020	1,051	4,143
2022	96	48	44	4	4,730	292	0	86	718	740	2,894
2023	69	35	32	3	3,416	211	125	86	519	535	1,941
Total	851	426	392	34	42,026	2,595	750	627	6,384	6,578	25,093

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	25,093	17,050	11,907	8,521	6,230

Table VI-14 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C3 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0
2018	27	14	13	1	1,346	83	250	36	204	211	562
2019	45	23	21	2	2,246	139	125	78	341	352	1,211
Total	73	36	33	3	3,592	222	375	114	546	562	1,773

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	1,773	1,250	896	653	482

Table VI-15 Prospective Resources and Net Present Values of the Morichito Norte 2 Prospect in the C3 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	0	0	0	0	0	0	0	0	0	0	0
2018	0	0	0	0	0	0	0	0	0	0	0
2019	0	0	0	0	0	0	0	0	0	0	0
2020	92	46	42	4	4,559	281	250	50	692	714	2,572
2021	117	58	54	5	5,771	356	0	86	877	903	3,549
2022	113	56	52	5	5,555	343	375	78	844	869	3,045
2023	124	62	57	5	6,145	379	0	86	933	962	3,785
2024	61	30	28	2	3,011	186	125	57	457	471	1,715
Total	507	254	233	20	25,041	1,546	750	356	3,804	3,919	14,666

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	14,666	8,850	5,490	3,493	2,272

VII
Evaluation of the Bototo 1 Prospect in the Morichito Block in the Eastern Llanos Basin

The 3-D seismic mapping has identified four potential formations from bottom up: Ubaque, Gachetá, C7 and C3 Formations.  Prospective resources (prospect) are assigned using volumetric methods and the estimates are shown in the latter part of this section.  Due to limited assigned resources in the low estimate case because of small areas and low net pay thicknesses, all low estimates in the potential formations are deemed uneconomic.

In the low estimate, the resources in this prospect are economical.  In the best estimate, a total of two Ubaque wells are to be developed and then come uphole to the Gachetá Formation for recompletion after the production of the Ubaque is depleted.  Once the Gachetá production is depleted, one of the wells will be re-completed in the C7 Formation and the other well will be re-completed in the C3 Formation.  In the high estimate, a total of two Ubaque wells are to be developed and then come uphole to the Gachetá, C7 and C3 Formations for recompletion after the respective formations are depleted of production.  The cost differences of the Mirador and C7 wells are differentiated in the Additional Capital Costs.  The number of wells required for development and well drainage are shown in the volumetric estimations of each prospect.

In the drilling program, the deeper three formations in Ubaque and Gachetá are to be drilled by deeper wells.  Once the deepest formation is depleted, the next level is completed for production by sequence.  For the shallow wells, the development will be drilled to C7 for the initial production.  Once C7 is depleted, the next level is completed for production by sequence.

Assuming a successful exploration program in this prospect, the development program is as follows:

Capital Expenses
Estimate	Year	Work Program	100% W.I. Costs, M$	Co's. W.I. Costs, M$
Best
	2014	Drill, complete, facilities & tie-in 2 wells	11,000	5,500
		Total 2014	11,000	5,500
	2015	Recompletion of 2 wells in Gachetá	1,000	500
		Total 2015	1,000	500
	2016	Recompletion of 1 well in C7	500	250
		Total 2016	500	250
	2017	Recompletion 1 well in C3	500	250
		Total 2017	500	250
		Total Best Estimate	13,000	6,500
High
	2014	Drill, complete, facilities & tie-in 2 wells	12,000	6,000
		Total 2014	12,000	6,000
	2017	Recompletion of 1 well in Gachetá	500	250
		Recompletion of 2 wells in Gachetá & C7	1,000	500
		Total 2017	1,500	750
	2018	Recompletion of 1 well in C7	500	250
		Total 2018	500	250
	2020	Recompletion of 2 wells in C3	1,000	500
		Total 2020	1,000	500
		Total High Estimate	15,000	7,500

Additional Capital Costs are as follows:

Deep well (Ubaque and Gachetá)                                                                                     $5,000,000 per well
Production facilities costs                                                                                                 $2,000,000 per 1,000 bopd
Re-completion costs                                                                                                           $500,000 per formation
Abandonment costs net of salvage values                                                                    $250,000 per well

Operating Expenses

Operating Costs – Fixed                                                                                                    $14,300 per month per well
Operating Costs – Variable                                                                                               $15.00 per bbl
Transportation Costs                                                                                                         $16.80 per bbl

Economic Parameters and Assumptions

Working Interests                                                                                              50%
Royalty	8%
Overriding Royalty	1% of total and 4% of net production
Oil Price                                                                                                                                 see Constant Oil Price
Effective Date of Evaluation                                                                                              August 31, 2012

Prospective Resources

Prospective resources (prospects) are assigned based on volumetric estimation method and using the 3-D seismic data for mapping of the prospects.

Initial and Decline Rates
Formation	Estimate	Initial Rates, bopd	Production Starts
Ubaque	Best	200	Q1 2014
	High	400	Q1 2014
Gachetá	Best	200	Q2 2015
	High	450	Q3 2017
C7	Best	200	Q3 2016
	High	500	Q2 2017
C3	Best	150	Q4 2017
	High	300	Q3 2020

All decline rates are 3.5% per month with b value = 0.3.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Bototo 1 Prospect

Formation Name                                                                                            Ubaque

Estimates	Low	Best	High
Well Depth (feet)		6,300-6,450

Area (acre)	20	60	90
Net Pay (ft)	2	10	20
Effective Volume (acre.ft)	40	600	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	600	1,800

Porosity (%)	20%	23%	25%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)
	1.1	1.075	1.05
Petroleum Originally in Place (stb/acre.ft)	635	812	1,016
Petroleum Originally in Place (Mbbl)	25	487	1,829
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.08	121.78	548.60
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.08	121.78	548.60

Development Wells/Recompletions Required                                                                                                  1                                       2                                           2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Bototo 1 Prospect

Formation Name                                                                                            Gachetá

Estimates	Low	Best	High
Well Depth (feet)		6,200-6,300

Area (acre)	20	60	90
Net Pay (ft)	2	10	20
Effective Volume (acre.ft)	40	600	1,800
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	40	600	1,800

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)
	1.1	1.075	1.05
Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	28	520	1,902
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	5.59	129.90	570.55
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.59	129.90	570.55

Development Wells/Recompletions Required                                                                                                     1                                        2                                        2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Bototo 1 Prospect

Formation Name                                                                                            C7

Estimates	Low	Best	High
Well Depth (feet)	5,700-5,950

Area (acre)	15	33	60
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	198	1,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	198	1,200

Porosity (%)	24%	27%	30%
Water Saturation (%)	55.00%	50.00%	40.00%
Formation Volume Factor (rb/stb)
	1.1	1.075	1.05
Petroleum Originally in Place (stb/acre.ft)	762	974	1,330
Petroleum Originally in Place (Mbbl)	23	193	1,596
Recovery factor	24%	32%	40%
Recoverable (Mbbl)	5.48	61.73	638.37
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	5.48	61.73	638.37

Development Wells/Recompletions Required                                                                                                    1                                        1                                         2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Estimated Crude Oil Resource at Standard Conditions (60oF and 14.65 psia)

Resource Category:                                                                                      Prospective Resources (Prospect)

Location	Bototo 1 Prospect

Formation Name                                                                                            C3

Estimates	Low	Best	High
Well Depth (feet)	5,300-5,500

Area (acre)	15	36	60
Net Pay (ft)	2	6	20
Effective Volume (acre.ft)	30	216	1,200
Geometric Factor (%)	100	100	100
Net Volume (acre.ft)	30	216	1,200

Porosity (%)	22%	24%	26%
Water Saturation (%)	55%	50%	45%
Formation Volume Factor (rb/stb)
	1.1	1.075	1.05
Petroleum Originally in Place (stb/acre.ft)	698	866	1,057
Petroleum Originally in Place (Mbbl)	21	187	1,268
Recovery factor	20%	25%	30%
Recoverable (Mbbl)	4.19	46.76	380.36
Cumulative Production (Mbbl)	0	0	0
Remaining Recoverable (Mbbl)	4.19	46.76	380.36

Development Wells/Recompletions Required                                                                                                        1                                    1                                       2
The well drainage is based on 40 acres per well.
The recoverable resources are based on economic limits.

Figure VII-1 Structural Top of Ubaque Formation in the Bototo 1 Prospect

Figure VII-2 Structural Top of Gachetá Formation in the Bototo 1 Prospect

Figure VII-3 Structural Top of C7 Formation in the Bototo 1 Prospect

Figure VII-4 Structural Top of C3 Formation in the Bototo 1 Prospect

Figure VII-5 Crossline 1064 showing the Potential Formations in the Bototo 1 Prospect

Figure VII-6 Arbitrary Line showing the Potential Formations in the Bototo 1 Prospect

Table VII-1 Summary of Prospective Resources and Net Present Values of the Bototo 1 Prospect
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%	5%	10%	15%	20%
Estimate	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
Best Estimate
Ubaque				122	61	56	5	5,526	341	5,500	185	913	941	-2,355	-2,139	-1,949	-1,781	-1,633
Gachetá	130	65	60				5	6,414	64	625	200	974	1,004	3,547	2,897	2,392	1,993	1,675
C7	62	31	28				2	3,048	188	250	93	463	477	1,577	1,228	968	772	622
C3	47	23	22				2	2,309	143	375	93	351	361	987	723	538	406	310
Total Best	238	119	110	122	61	56	14	17,296	736	6,750	570	2,701	2,783	3,756	2,710	1,949	1,390	975
High Estimate
Ubaque				549	274	252	22	24,892	1,537	6,000	599	4,115	4,240	8,402	6,687	5,378	4,367	3,575
Gachetá	571	285	262				23	28,171	1,739	750	513	4,279	4,409	16,480	11,653	8,394	6,150	4,573
C7	638	319	294				26	31,520	1,946	500	527	4,788	4,933	18,825	13,497	9,852	7,309	5,501
C3	380	190	175				15	18,781	1,159	750	513	2,853	2,939	10,566	6,492	4,089	2,634	1,731
Total High	1,589	795	731	549	274	252	86	103,363	6,382	8,000	2,152	16,034	16,522	54,274	38,328	27,713	20,460	15,380

Notes: 1. The low estimates are uneconomic.  2.  The Ubaque Oil is estimated at 15oAPI and is considered as heavy oil.

Table VII-2 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque and Gachetá Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	ORR	Revenue	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	72	36	33	3	3,289	203	5,500	100	544	560	(3,618)
2015	53	27	24	49	25	23	4	4,854	164	500	157	767	791	2,475
2016	77	38	35	-	-	-	3	3,797	38	125	128	577	594	2,335
Total	130	65	60	122	61	56	10	11,940	405	6,125	385	1,888	1,945	1,192

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	1,192	759	443	212	42

Table VII-3 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque and Gachetá Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources			Heavy Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	145	72	67	6	6,578	406	6,000	100	1,087	1,120	(2,136)
2015	-	-	-	188	94	87	8	8,533	527	-	171	1,410	1,453	4,971
2016	-	-	-	132	66	61	5	5,986	370	-	171	989	1,020	3,437
2017	61	31	28	79	40	37	6	6,634	410	250	178	1,056	1,088	3,652
2018	215	108	99	4	2	2	9	10,829	669	250	164	1,647	1,698	6,402
2019	177	89	81	-	-	-	7	8,743	540	-	171	1,328	1,368	5,335
2020	104	52	48	-	-	-	4	5,119	316	125	135	778	801	2,964
2021	13	6	6	-	-	-	1	641	40	125	21	97	100	257
Total	571	285	262	549	274	252	45	53,063	3,276	6,750	1,112	8,394	8,649	24,883

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	24,883	18,339	13,772	10,517	8,148

Table VII-4 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 and C3 Formations Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	27	14	13	1	1,346	83	250	36	204	211	562
2017	47	24	22	2	2,328	144	250	78	354	364	1,138
2018	34	17	16	1	1,683	104	125	71	256	263	864
Total	108	54	50	4	5,357	331	625	185	814	838	2,564

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	2,564	1,951	1,506	1,178	933

Table VII-5 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 and C3 Formations High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	133	66	61	5	6,543	404	500	71	994	1,024	3,550
2018	250	125	115	10	12,362	763	-	171	1,878	1,935	7,615
2019	175	87	80	7	8,616	532	-	171	1,309	1,349	5,256
2020	129	65	59	5	6,382	394	500	157	969	999	3,363
2021	160	80	74	6	7,909	488	-	171	1,201	1,238	4,810
2022	111	55	51	4	5,476	338	-	171	832	857	3,278
2023	61	31	28	2	3,013	186	250	128	458	472	1,520
Total	1,019	509	469	41	50,300	3,105	1,250	1,040	7,641	7,873	29,391

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	29,391	19,989	13,941	9,943	7,232

Table VII-6 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	72	36	33	3	3,289	203	5,500	100	544	560	-3,618
2015	49	25	23	2	2,237	138	0	86	370	381	1,263
Total	122	61	56	5	5,526	341	5,500	185	913	941	-2,355

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	-2,355	-2,139	-1,949	-1,781	-1,633

Table VII-7 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Ubaque Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	Heavy Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	145	72	67	6	6,578	406	6,000	100	1,087	1,120	-2,136
2015	188	94	87	8	8,533	527	0	171	1,410	1,453	4,971
2016	132	66	61	5	5,986	370	0	171	989	1,020	3,437
2017	79	40	37	3	3,606	223	0	143	596	614	2,030
2018	4	2	2	0	189	12	0	14	31	32	100
Total	549	274	252	22	24,892	1,537	6,000	599	4,115	4,240	8,402

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	8,402	6,687	5,378	4,367	3,575

Table VII-8 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Gachetá Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	53	27	24	2	2,617	26	500	71	398	410	1,213
2016	77	38	35	3	3,797	38	125	128	577	594	2,335
Total	130	65	60	5	6,414	64	625	200	974	1,004	3,547

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	3,547	2,897	2,392	1,993	1,675

Table VII-9 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the Gachetá Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	61	31	28	2	3,028	187	250	36	460	474	1,622
2018	215	108	99	9	10,640	657	250	150	1,616	1,665	6,302
2019	177	89	81	7	8,743	540	-	171	1,328	1,368	5,335
2020	104	52	48	4	5,119	316	125	135	778	801	2,964
2021	13	6	6	1	641	40	125	21	97	100	257
Total	571	285	262	23	28,171	1,739	750	513	4,279	4,409	16,480

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	16,480	11,653	8,394	6,150	4,573

Table VII-10 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	27	14	13	1	1,346	83	250	36	204	211	562
2017	34	17	16	1	1,702	105	-	57	259	266	1,015
Total	62	31	28	2	3,048	188	250	93	463	477	1,577

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	1,577	1,228	968	772	622

Table VII-11 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C7 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	133	66	61	5	6,543	404	500	71	994	1,024	3,550
2018	250	125	115	10	12,362	763	-	171	1,878	1,935	7,615
2019	175	87	80	7	8,616	532	-	171	1,309	1,349	5,256
2020	81	40	37	3	3,999	247	-	114	607	626	2,405
Total	638	319	294	26	31,520	1,946	500	527	4,788	4,933	18,825

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	18,825	13,497	9,852	7,309	5,501

Table VII-12 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C3 Formation Best Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	0	0	0	0
2017	13	6	6	1	626	39	250	21	95	98	123
2018	34	17	16	1	1,683	104	125	71	256	263	864
Total	47	23	22	2	2,309	143	375	93	351	361	987

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	987	723	538	406	310

Table VII-13 Prospective Resources and Net Present Values of the Bototo 1 Prospect in the C3 Formation High Estimate

Working Interest = 50%
Royalty = 8%
ORR = 1% of total and 4% of net production
Oil Price = See Constant Oil Price
Effective Date = August 31, 2012

	L&M Oil Resources							OpEx			Before Tax NPV @ 0%
	100%	Gross	Net	Royalty	Revenue	ORR	CapEx	Fixed Cost	Variable Cost	Transport Cost	0%
Year	Mbbl	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$	M$	M$	M$
2012	-	-	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-	-	-
2015	-	-	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-
2020	48	24	22	2	2,383	147	500	43	362	373	958
2021	160	80	74	6	7,909	488	-	171	1,201	1,238	4,810
2022	111	55	51	4	5,476	338	-	171	832	857	3,278
2023	61	31	28	2	3,013	186	250	128	458	472	1,520
Total	380	190	175	15	18,781	1,159	750	513	2,853	2,939	10,566

	NPV of Future Net Revenue Before Tax Discounted (in M$) @
	0%	5%	10%	15%	20%
	10,566	6,492	4,089	2,634	1,731

Appendix A – Conversion Factors and Abbreviations

Conversion Factors

1 metre	3.28 feet
1 cubic metre of gas	35.31467 cubic feet of gas
1 cubic metre of liquid	6.28981 barrels
1 kg/sq. cm.	14.22334 psi
1 hectare (10,000 square metres)	2.471054 acres

Abbreviations

ac	acre
AOF	absolute open flow
API	American Petroleum Institute
bbl	barrel
bopd	barrels of oil per day
BTU	British Thermal Unit
cp	centipose
°F	degrees, Fahrenheit
°R	degrees, Rankin
ft	feet
GOR	gas oil ratio
KB	Kelly bushing
LT	long tonne
m	metre
Mbbl	thousands of barrels
MMbbl	millions of barrels
$M	thousand dollars
Mcf	thousand cubic feet
mD	milli-Darcy
MD	measured depth
MMcf	million cubic feet
ppm	parts per million
PVT	pressure-volume-temperature
psia	pounds per square inch absolute
psig	pounds per square inch gauge
rb	reservoir barrel
RFT	Repeat formation test
scf	standard cubic feet
ss	subsea
stb	stock tank barrel
STOOIP	stock tank original oil-in-place
TVD	true vertical depth
WI	working interest

Appendix B Location Plat of the Morichito Block in the Eastern Llanos Basin